CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IBM Business Partner Agreement

International Solution Provider Profile

--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner-Solution Provider.

This Agreement covers the details of your approval to actively market Eligible Services. As our Solution Provider, you enhance Eligible Services with your solution to provide Services capable of satisfying the Customer's requirements.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

(a)   this Profile;
(a)   General Terms (BXGT-02-00 11/98);
(a)   the applicable Attachments referred to in this Profile; and
(a)   the Exhibit and applicable Transaction Documents.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Agreement is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Agreement includes your acceptance of the AECI provided to you.

After signing this Agreement, please return a copy to the IBM address shown below.

Agreed to:                                Agreed to:
StarMedia Network Inc.                    International Business Machines
                                          Corporation

By: /s/ Betsy Scolnik                     By: /s/ Roger L. Dudley
   -------------------------------            ---------------------------------
Authorized Signature                              Authorized Signature

Name (type or print): Betsy Scolnik       Name (type or print): Roger L. Dudley

Date: 3/31/99                             Date: 4/1/99

Agreement number:

IBM Business Partner number:

Business Partner Address:                 IBM Address:
29 W. 36th Street                         IBM Global Services
New York City, NY 10018                   3405 W. Dr. M. L. King, Jr. Blvd.
                                          Tampa, FL  33607
                                          Attention:  Order Fulfillment Services

                           1. DETAILS OF OUR AGREEMENT

1.
1. Contract Start Date:  March xx, 1999       Duration:  5 years

1.

This Agreement shall commence on March xx, 1999, and terminate on March xx, December 2004.

The effective date of this Agreement and all modifications to this Agreement are effective on the first day of the month after signature by you and acceptance by IBM.

Should each of us decide to continue our relationship for an additional term upon expiration of the term of this Agreement, this Agreement shall remain in effect until terminated by both parties or replaced by a new Agreement.

Relationship Approval/Acceptance of AdditionalTerms:

Each of us agrees to the terms of the following by signing this Agreement. Copies of the Attachments are included.

   Approved Relationship                      Attachment Reference

   Solution Provider Attachment               BXSP-02-00  11/98
   Remarketer Terms Attachment                BXRT-02-00  11/98
   IBM Global Services' Network Services      BPIGN 4/99 (SM)
   Terms Attachment for Remarketing
   International Attachment                   BPIA-00  1/99  Draft 3

You are approved to remarket Eligible Services to Customers in the countries specified in this Profille.

Eligible Services Approval:

You are approved to market under Remarketer Terms Eligible Services in the following IBM Global Services offering categories from the Network Services business segment. The terms of the Exhibit apply to these Eligible Services.

      o     Managed Internet and Intranet Services

      o     IBM Internet Connection Services

      o Customized Internet Access Kit Redistribution, Supplement for Custom Solution Number ____________

1. Minimum Revenue Commitment

The minimum gross revenue commitment for the Agreement will be based on the number of End Users as follows:

For each month of this agreement and for each country shown, StarMedia Network shall commit to a monthly base level of end users asshown below, for the five year term of End Users as shown below, from the Contract Start Date of this Agreement, for the five year term for IBM Services outlined in this Agreement. This volume commitment shall come from StarMedia Network's remarketing of IBM Internet Connection Services (IBM ICS) directly to End Users in the countries identified in this Agreement. All the End Users registering for IBM ICS using a StarMedia offer code in each calendar month of the term of this Agreement shall count toward this volume commitment.

                               Volume Commitment

  ---------------------------------------------------------------------------
  Country                      Argentina  Brazil    Chile   Colombia  Mexico
  ---------------------------------------------------------------------------
  Volume Commitment              [****]   [****]    [****]   [****]   [****]
  ---------------------------------------------------------------------------
  Months in Contract Year One    [****]   [****]    [****]   [****]   [****]
  ---------------------------------------------------------------------------

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

(Note: Contracts Year two thru five require 12 month commitment in each country) At the first annual reconciliation, the number of months in Contract Year One will be adjusted for any delay in the start of service in each country.

Annual Reconciliation

The volume commitment will be reconciled annually based on the annual volume commitments shown above. If StarMedia Network fails to achieve the annual volume commitment levels specified above, IBM will assess an annual adjustment charge. Such adjustment charge shall be calculated as follows:

1. Calculate the actual number of hours billed to StarMedia Network in the contract year being reconciled in each country.

1. Calculate the committed hourly volume for each country by multiplying the number of committed months in the contract year being reconciled by the committed volume from the table above and multiplying the result by the projected hours in the table below.

1. If the result from the calculation in item 2 is greater than the calculation in item 1, a shortfall will exist and an adjustment charge will be calculated by multiplying the corresponding hourly charge (basic charge + help desk + billing) times the shortfall.

                             Projected Hourly Usage

                      -------------------------------------
                                             Projected
                      Country              Hourly Usage
                      -------------------------------------
                      Argentina            [****] hours
                      -------------------------------------
                      Brazil               [****] hours
                      -------------------------------------
                      Chile                [****] hours
                      -------------------------------------
                      Columbia             [****] hours
                      -------------------------------------
                      Mexico               [****] hours
                      -------------------------------------

In the event you terminate this Agreement and you have not met your minimum annual revenue commitment, the adjustment charges shall be calculated as of the termination date and may be due and payable based on the terms of Section 1.7 of the Exhibit. In the event IBM terminates this Agreement with cause, you will be required to pay the adjustment charges. In the event IBM terminates this Agreement without cause, you will not be required to pay the adjustment charges. In no instance will the billing volumes used during the Wind Down Period be counted toward the committed volume.

1. Value-Added Enhancement Description

You will provide the following value-added enhancement and support services with Eligible Services:

      o     StarMedia Network Internet Home Page

      o     Identification of End Users

Participating Business Partner Companies and IBM Companies

--------------------------------------------------------------------------------
       Country        Business Partner Company           IBM Company Address
                              Address
--------------------------------------------------------------------------------
Argentina             StarMedia Network Inc.          IBM Argentina S.A.
                      Av. Alicia Moreau deJusto 170   Ing. Enrique Butty 275
                      Piso 3, Dock 1 (1107)           1300 Buenos Aires
                      Buenos Aires, Argentina
--------------------------------------------------------------------------------

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
Brazil                StarMedia Network Inc.          IBM Brasil
                      Ave. das Nacoes Unidas          Rua Tutoia, 1157
                      12.551 15o. Andar, cjs.1508     10 Andar Cep  04707-900
                      Sao Paulo, SP Brazil            Sao Paulo SP
                      04578-903
--------------------------------------------------------------------------------
Chile                 StarMedia Network Inc.          ISSC Chile
                      Alcantra 44, Piso 12            Avenida Providencia 655
                      Las Condes Santiago Chile       Castilla 3630
                                                      Santiago
--------------------------------------------------------------------------------
Colombia              StarMedia Network Inc.          IBM Colombia S.A.
                      Carrera 11 A, No. 93A-22        Transversal 38 No. 100-25
                      Oficina 405                     Bogota
                      Santa Fe de Bogata,
                      Colombia
--------------------------------------------------------------------------------
Mexico                StarMedia Network Inc.          IBM Global Services
                      Andres Bello, No. 10 Piso 12    Colonia Irrigacion
                      Colonia Polanco 11560           C.P. 11520  Mexico D.F.
                      Mexico D.F., Mexico
--------------------------------------------------------------------------------

[LOGO] IBM

IBM Business Partner Agreement

IBM Global Services' Network Services Exhibit

--------------------------------------------------------------------------------

This Transaction Document describes special charges, additional terms, and modifications to the General Terms, Solution Provider Terms, Remarketer Terms, and IBM Global Services' Network Services Terms Attachment for Remarketing, which apply to your remarketing of IBM Global Services' network Services, to which both of us have agreed.

1. Charges

      Unless otherwise stated, all charges are measured and assessed at a country level. Except as provided in section 1.1, the charges specified in this Exhibit will not be increased during the Agreement term.

1.1 Internet Dial Services Charges

      Charges for IBM Internet Connection Services are measured on an hourly "per access" basis, from the initiation of the link to the IBM Global Network until the connection terminates (modem synchronization to modem hang-up at the Local Internet Gateways (LIGs)). Charges apply for each physical connection regardless of the number of concurrent logical sessions within that physical connection. Accordingly, the charge for Internet Services shall be billed to StarMedia for each hour, or portion of hour, of usage, per user ID and per physical connection.

      IBM will bill StarMedia Network for the usage of this Service based on the total number of hours of connection time to the LIG for all End Users. Session time is calculated in 36 second intervals for every access, by rounding up to the next 36 second interval, which is equivalent to rounding up to the next 100th of an hour. IBM Internet Connection Services are usage based, per connection session. IBM will multiply the session time by the appropriate charges specified in this section 1.1. At the end of each calendar month, IBM will total the cumulative session times and charges for all of StarMedia's End Users.

      IBM will use a Consolidated Statement to invoice you for all local user IDs in US currency in the US. Consolidated statement terms are described in the Attachment for Consolidated Statement. The Consolidated Statement will not be used in countries where it would have an adverse tax effect on either party or would not comply with local laws.

      The hourly charges for the IBM Internet Connection Services are:

                   Charges for IBM Internet Connection Services

                      -------------------------------------
                          Country          Hourly Charges
                          -------          --------------
                      -------------------------------------
                        Argentina             US$[****]
                      -------------------------------------
                        Brazil                US$[****]
                      -------------------------------------
                        Chile                 US$[****]
                      -------------------------------------
                        Colombia              US$[****]
                      -------------------------------------
                        Mexico                US$[****]
                      -------------------------------------


31 March 1999                                                       Page 1 of 17

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      IBM and StarMedia Network agree to establish baseline prices for each country. The baseline price shall be the average published price offered by a mutually agreed to set (not to exceed four) of the largest Internet service providers (ISP) in the respective countries, for unlimited service. The initial baseline price shall be set by selecting the four largest ISPs as identified in the 1998 International Data Corporation
      (IDC) Latin America Internet Access Provider as of the Contract Start
      Date.

      The baseline market price for the delivery of IBM Internet Connection Services as of the Contract Start Date, for each country, shall be for each country, determined by mutual agreement of the parties within 30 days following the date of the signing of this Agreement.

      Every six months IBM and StarMedia Network agree to review the baseline price in each country to determine its currency and competitiveness in relationship to the current market conditions and price in the respective countries at the time of such review. Such review shall be based on a comparison between the current baseline price and the average of the then current published unlimited usage price of a mutually agreed set (not to exceed four) of the largest ISPs as identified in any mutually agreed to independent publication. Further, either party may request such review at any time but no more often than once per calendar quarter.

      If after such review, the baseline price in a country varies by plus or minus 10% from the calculated average price as described above, the baseline price for that country shall be reset to the calculated average price as described above.

      In the event the baseline is reset during a review, either party shall have the right to request that the parties adjust the hourly charges for the IBM Internet Connection Services by the same percentage as the adjustment in the baseline price with the exception that, if IBM does not agree to reduce the price by this percentage, StarMedia Network will have the option to terminate this Agreement with respect to the country being adjusted. Upon such termination the non-PTT related termination charges will be reduced by 50%.

      1.2 Custom End User Support Services Charges

      The charges for custom End User Support Services as specified in section 8 are as follows:

                     ----------------------------------------
                        Country      Charges      Excess
                                     Per Hour     Call Rate
                                                  Charge Per
                                                  Ticket
                     ----------------------------------------
                        Argentina    US$[****]    $[****]
                     ----------------------------------------
                        Brazil       US$[****]    $[****]
                     ----------------------------------------
                        Chile        US$[****]    $[****]
                     ----------------------------------------
                        Colombia     US$[****]    $[****]
                     ----------------------------------------
                        Mexico       US$[****]    $[****]
                     ----------------------------------------

      1.3 Global Roaming Charges

      "Global Roaming Charges" are the rate surcharges applicable when use of the IBM Internet Connection Services are used at a location outside of the Geographic Region, as subsequently defined, in which a user ID was issued. The four "Geographic Regions" used to determine such charges are: (i) Europe, Middle East and Africa, (ii) Latin America, (iii) North America, and (iv) Asia Pacific. Such Global Roaming Charges are charged in addition to those rates normally charged for IBM Internet Connection Services usage in the particular country within a Geographic Region in which a user ID was issued.

      Under the terms of section 9, "Billing," IBM will invoice you for End Users' Global Roaming Charges generated by their usage of the IBM Internet Connection Service outside of the Geographic Region in which their user ID was issued.

      The "Global Roaming Rates" applicable to IBM Internet Connection Service End Users will be the generally

31 March 1999                                                       Page 2 of 17

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      available rates in effect as of the Contract Start Date and specified by country in the IBM Global Services Managed Internet and Intranet Services Schedule of Charges. Such Global Roaming Rates are subject to change as IBM adjusts its generally available Global Roaming Rates for all IBM Internet Connection Services customers from time to time.

      IBM Internet Connection Services shall not be available to End Users who
      (i) reside or travel in a single country for more than thirty one (31) consecutive days in a calendar year outside of the country in which their user ID was issued or (ii) who reside or travel in a single country for more than ninety (90) non-consecutive days in a calendar year outside of the country in which their user ID was issued. Such End Users residing or traveling for longer than said periods described above must secure new user IDs from the appropriate local IBM Affiliate.

      1.4 Billing Charges

      There are ongoing monthly charges for the development, customization and provisioning of the billing services as described in section 8.

                                Billing Charges

--------------------------------------------------------------------------------
                 Argentina    Brazil        Chile         Colombia     Mexico
--------------------------------------------------------------------------------
   Monthly       US$[****]    US$[****]     US$[****]     US$[****]    US$[****]
   Charge per
   hour
--------------------------------------------------------------------------------

      1.5 Project Office Charges

      There shall be an on-going monthly charge for the IBM Project Management as described in section 4. These charges will be billed in the United States.

--------------------------------------------------------------------------------
                          Contract   Contract   Contract   Contract   Contract
                           Year 1     Year 2     Year 3      Year 4    Year 5
--------------------------------------------------------------------------------
Annual Project
Management Charges        $[****]    $[****]    $[****]    $[****]    $[****]
--------------------------------------------------------------------------------

      1.6 Taxes

      All prices are exclusive of any applicable taxes.

      1.7 Termination Charges

      In the absence of any material default by IBM under this Agreement, there are one time charges, payable by StarMedia Network, in the event of StarMedia Network's termination of this Agreement prior to the expiration of the term of this Agreement. Upon termination of this Agreement by StarMedia Network without cause, StarMedia Network shall be liable for the greater of (1) the adjustment charges calculated under the terms of the Profile or (2) the termination charges specified below. In either case IBM will additionally invoice StarMedia Network the actual termination charges imposed on IBM by local Post Telegraph Telephone (PTT) or other telecommunication circuit providers. The parties agree to work together with the PTT to minimize the PTT termination charges and develop an appropriate wind down plan. StarMedia Network shall have the right to particpate in all discussions related to the discontinuance of PTT services and have access to the relevant documents.

      The charges associated with the volume commitment stated in the Profile are shown in the following table:

31 March 1999                                                       Page 3 of 17


**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                            Base Termination Charges

--------------------------------------------------------------------------------
                      Argentina   Brazil      Chile      Colombia      Mexico
--------------------------------------------------------------------------------
Contract Year One      $[****]   $[****]    $[****]      $[****]      $[****]
--------------------------------------------------------------------------------
Contract Year Two      $[****]   $[****]    $[****]      $[****]      $[****]
--------------------------------------------------------------------------------
Contract Year Three    $[****]   $[****]    $[****]      $[****]      $[****]
--------------------------------------------------------------------------------
Contract Year Four     $[****]   $[****]    $[****]      $[****]      $[****]
--------------------------------------------------------------------------------
Contract Year Five     $[****]   $[****]    $[****]      $[****]      $[****]
--------------------------------------------------------------------------------

      If, during any month prior to StarMedia Network's termination of this Agreement without cause, the actual number of End Users exceeds the committed number of End Users (based on a monthly proration) additional termination charges will be due and payable by StarMedia Network. For each additional increment of users shown below, the additional charges shall be assessed. The charges shall be based on eighty percent (80%) of the number of End Users in excess of the committed volume. Such usage and termination charges shall be prorated for usage not in multiples of 10,000.

                        Excess Usage Termination Charges

                          ----------------------------
                                             Excess
                                              Usage
                                           Termination
                            Excess Usage     Charge
                          ----------------------------
                           [****] End Users  $[****]
                          ----------------------------

      1.8 Favored Business Partner

      IBM will extend to StarMedia Network the benefit of prices, terms and conditions at least as favorable as those IBM offers to other Business Partner Remarketers providing private branded Internet access services to individual end users in Latin America, who have made commitments and agreed to terms substantially similar to those in this Agreement.

2. Implementation Dates

      IBM agrees to implement the Services, capable of supporting the specified volumes, on the dates specified below:

--------------------------------------------------------------------------------
      Country              Implementation Date        Month 4 forecast volume
--------------------------------------------------------------------------------
       Brazil                  30 June 1999                   [****]
--------------------------------------------------------------------------------
       Mexico                  31 July 1999                   [****]
--------------------------------------------------------------------------------
     Argentina                 31 July 1999                   [****]
--------------------------------------------------------------------------------
       Chile                   31 July 1999                   [****]
--------------------------------------------------------------------------------
      Colombia                30 August 1999                  [****]
--------------------------------------------------------------------------------

3. Project Office

      As part of a global Project Office, IBM shall appoint the following qualified staff members to act as the principal points of interface between IBM and StarMedia Network during the country-specific roll-out of any IAK to new End Users and to provide on-going management of the delivery of IBM Services during the term of this Agreement. The IBM Project Office personnel shall be staffed based on the staffing levels identified in the table below and shall perform the services described below.

      Part of the responsibility of the Project Office is to be responsible to monitor the IBM web site for changes in the information that has been downloaded by StarMedia Network to its web site. For major changes to the structure and/or content of the IBM web site IBM will use commercially reasonable effort to provide StarMedia Network 60 days' prior notice of such change to the IBM web site.

      IBM Project Executive

31 March 1999                                                       Page 4 of 17

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      The Project Executive shall act as an overall project manager with respect to the performance by IBM of its obligations hereunder.

      The IBM PE will serve as StarMedia Network's single-point-of-contact for the complete range of services contracted. To effectively respond to StarMedia Network's needs, StarMedia Network will provide its list of authorized representatives to act as interface to the IBM PE. The PE has his staff as well as the resources of IBM Global Services' Network Services at his disposal to ensure an efficient transition and delivery of high quality services. The IBM PE, being the central point of contact for StarMedia, has authority and responsibility for all aspects of IBM's performance including customer service and customer satisfaction.

      IBM Service Executive

      The Service Executive shall act as the focal point for service delivery and reporting issues. The Service Manager will review and analyze StarMedia Network's service performance and will sustain communication channels with the customer to review action plans to resolve service issues. In addition, he/she will inform StarMedia Network of scheduled changes being performed to enhance the Service.

      IBM Project Manager

      The IBM Project Manager shall have responsibility for the coordination of IBM support for the production ramp up of the IBM Services. This person shall be the key day-to-day contact during the transition phases of this project.

      The Project Manager works with the PE and focuses on the implementation of specific phases of the implementation of IBM Services, including initial network installation and IAK development and deployment. The Project Manager provides StarMedia Network a focal point for planning, scheduling and resolution of any issues that may arise throughout the deployment of IBM Services. In addition to the lead Project Manager, IBM may assign Project Managers in other countries or geographies to support the lead Project Manager. These support personnel will take direction from the lead Project Manager.

      IBM Delivery Executive

      The IBM Delivery Executive is responsible for the coordination of day to day delivery of IBM Services. Working directly with the IBM Service Executive the Delivery Executive is responsible for among other things addressing network operation issues, coordinating help desk services and billing.

      StarMedia Network Service Executive

      StarMedia Network shall have a single point of contact for the IBM Project Executive.

                         Project Office Staffing Levels

--------------------------------------------------------------------------------
 Support Classification     Contract  Contract Contract    Contract  Contract
--------------------------------------------------------------------------------
                             Year 1    Year 2    Year 3     Year 4     Year 5
--------------------------------------------------------------------------------
   Project Executive         [****]    [****]    [****]     [****]     [****]
--------------------------------------------------------------------------------
   Project Manager           [****]    [****]    [****]     [****]     [****]
--------------------------------------------------------------------------------
   Service Executive         [****]    [****]    [****]     [****]     [****]
--------------------------------------------------------------------------------
   Delivery Executive        [****]    [****]    [****]     [****]     [****]
--------------------------------------------------------------------------------

      While not reducing the total amount of support provided to StarMedia Network during the term of the contract, and in order to maintain flexibility to allocate resources to support the complete range of issues and service requirements, except for the Project Executive, IBM shall have the sole right to determine the specific levels of each support classification and the selection of individuals providing such support.

4. End User Charges

31 March 1999                                                       Page 5 of 17

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      StarMedia Network is solely responsible for establishing its End User Internet access charges. StarMedia Network will notify IBM by the tenth day of the calendar month preceeding the month in which a plan change or new plan is to take effect.


31 March 1999

5. Forecast

      On a monthly basis, beginning on the Contract Start Date, StarMedia Network shall provide IBM with a good faith eight month rolling forecast by LIG area as specified below, forecasting by month the anticipated number of IBM Intenet Connection Service End Users. Each StarMedia Network forecast shall include a commentary on potential forecasting variances which may result from marketing campaigns or special promotions. StarMedia Network will use commercially reaasonable efforts to provide IBM 120 days' advance notice of major marketing campaigns. Each rolling eight month forecast shall be provided to IBM by StarMedia Network by the fifth business day of each month. In the absence of a city by city forecast, it is understood that a situation may temporarily occur where an overage or underage of physical infrastructure may exist in one or more locations.

      IBM capacity planning for the LIG infrastructure in each country shall include the StarMedia Network forecast.

      In conjunction with the StarMedia Network forecast, IBM shall make commercially reasonable efforts to expand the physical infrastructure required to meet its obligations under this Agreement relative to the actual and forecasted number of StarMedia Network End Users. Such expansion will be based on IBM's capacity planning models, taking into consideration the StarMedia Network forecast. IBM shall maintain the physical infrastructure capable of supporting the StarMedia Network End User forecast at a month ahead of the current month's forecast.

      At its sole discretion, IBM shall determine the required physical infrastructure to support the number of forecasted StarMedia Network End Users. IBM will review with StarMedia Network, on a quarterly basis upon StarMedia Network's request, technology status for the purpose of exploring more efficient means of providing Services hereunder.

      In the event the actual number of StarMedia Network End Users in a single month falls more than 10% below the forecasted number of End Users for that month (Variance Factor), IBM's obligation to continue the expansion of the physical infrastructure shall be waived until such time as the StarMedia Network forecast to actual comparison is within the Variance Factor.

                            -------------------------
                               LIG area
                            -------------------------
                               Buenos Aires
                            -------------------------
                               Remainder of
                               Argentina
                            -------------------------
                               Rio de Janeiro
                            -------------------------
                               Sao Paulo
                            -------------------------
                               Remainder of Brazil
                            -------------------------
                               Chile
                            -------------------------
                               Colombia
                            -------------------------
                               Mexico City
                            -------------------------
                               Remainder of Mexico
                            -------------------------

6. Compliance With Laws

      The following terms are added to item 1 in section 2 in the IBM Global Services' Network Services Terms Attachment for Remarketing.

      "Further, you agree to comply with the laws and business practices of each country outside of the United States where you are enabling or marketing Eligible Services as an IBM Business Partner, including, but not limited to --

      a. obtaining a business license is each country as required by local law,
      b. to the extent reasonably possible, establishing a presence by engaging an agent, representative or any other satisfactory means to receive mail, business notices, legal notices, and the like,


31 March 1999                                                       Page 7 of 17

      c. paying business, income, service, VAT or any other taxes required by the country as required by law,
      d. representing StarMedia Network to your customers and prospects consistent with the terms or this Agreement, local business practices and local laws, and
      e. becoming aware of and staying current with local laws and business practices in each country where you conduct business as an authorized IBM Business Partner;"

      The following terms are added at the end of the paragraph titled "Your Liability" in section 9 of the IBM Business Partner Agreement - General Terms.

      "..., or your failure to comply with local laws and regulations for doing business in each country where you are an IBM Business Partner for network services, as specified in the Profile."

7. End User Customer Care

      7.1 Support Services

      Upon StarMedia Network's request, as an option under this Exhibit and for the charges stated in Section 1.2, IBM will provide End User Support Services via help desk services for the following:


      o     Installation, setup and usage of the IAK,

      o     Connectivity related access, problems and outages,

      o     registering for and using the Internet Connection Service,

      o     obtaining IAK updates we may provide, and

      o     billing.

      This help desk will provide native language telephone contact for StarMedia Network End Users, and will be available in each country during the hours shown in the table below, and can be accessed via a number specified in the IAK, such number to be a local call in Sao Paulo and toll free elsewhere in Brazil. IBM will use commercially reasonable efforts to implement toll free numbers in all other countries. We will identify ourselves as "StarMedia Network" or such other identity which StarMedia Network reasonably designates. All calls received will be logged and assigned a unique ticket number.

      There may be instances where undetected, non-network management, End User related issues may arise during the non-operational help desk hours. IBM and StarMedia Network agree to implement procedures to minimize such occurences.

      IBM shall also provide support to StarMedia Network End Users by providing StarMedia Network the ability to receive relevant customer care and support content from the IBM web site. StarMedia Network shall be solely responsible for any changes it makes to the customer care and support content it downloads from IBM. IAK program updates may be made available at StarMedia Network's Internet web site. StarMedia Network may translate and make such content available on its Internet web site.

                ------------------------------------------------
                   Country           Customer Care Hours
                ------------------------------------------------
                   Argentina     9 am to midnight 7 days/week
                                 9 am to 11 pm 7 days/week
                                 (winter)
                ------------------------------------------------
                   Brazil        7 am to 1 am 5 days per week
                   (Brasilia     7 am to 7 pm S/S/national
                   Time)         holidays
                ------------------------------------------------
                   Chile         9 am to Midnight 7 days/week
                                 9 am to 11 pm 7 days/week
                                 (winter)
                ------------------------------------------------
                   Colombia      7 am to 10 pm 5 days per week
                                 10 am to 3 pm  Saturday
                ------------------------------------------------
                   Mexico        8am - 7pm M-F
                ------------------------------------------------

      IBM will direct all other End User suppport issues to StarMedia Network for resolution. Accordingly, StarMedia Network will establish procedures for handling all other End User Support issues not related to


31 March 1999                                                       Page 8 of 17
      those specified above and IBM and StarMedia Network shall establish mutually agreed procedures for call transfer to StarMedia Network.

      The charges specified in section 1.2 are based on an assumption of an End User Support call rate of 1.1% per day. This means that 1.1% of the End User population will contact the End User Support Center, requiring the opening of a problem ticket, each day. IBM will supply StarMedia Network an End User Support report identifying the total number of monthly calls handled. Call rates per country in excess of this 1.1% shall be charged to StarMedia Network at the rates shown in section 1.2.

      Calls placed to the help desk during normal maintenance windows as specified in section 12.1 and unscheduled network outages that are calls related to network outages whether taken through the VRU or ticketed as a result of the outage will not be counted toward the 1.1% call rate calculation and will not be charged to StarMedia Network.

      7.2 Customer Care Measurements

      The service design objective of the IBM Customer Care Service is that an IBM Customer Care representative will answer calls from StarMedia Network or End Users within the Average Speed of Answer shown below during the hours shown in section 7.1. When a help desk telephone call is received by IBM, a single help desk representative will be assigned the responsibility for such telephone call and such representative will manage the problem reported or the request made until the matter is resolved and StarMedia Network or the End User is contacted.

      IBM Customer Care Service shall perform to the following measurements:

      One-stop servicing     [****]
      Average Speed of       [****]
       Answer
      Calls abandoned        [****]

      "One-stop servicing" means the IBM representative taking a help desk call is responsible to resolve the reported problem.

      Average Speed of Answer is measured from the time a call leaves the IBM VRU via option selection and enters the agent queue until such time as an IBM representative takes the call.

      7.3 Customer Care Response

      The response time measurements for the IBM Customer Care Service are shown below. IBM prioritizes work to resolve StarMedia Network and End User reported problems based on the severity levels described below:

   ---------------------------------------------------------------------------
   Severity Level   Reported Problems Assigned to IBM Help Desk Representative
   ---------------------------------------------------------------------------
         1          Within [****] minutes
   ---------------------------------------------------------------------------
         2          Within [****] hours
   ---------------------------------------------------------------------------
         3          Within [****] hours
   ---------------------------------------------------------------------------
         4          Within [****] hours
   ---------------------------------------------------------------------------

      IBM will achieve the response times stated above for [****] of the problems reported.

      The following definitions are the guidelines for the assignment of problem management severity levels:



31 March 1999                                                       Page 9 of 17

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

    ----------------------------------------------------------------------------
    Severity Level                             Description
    ----------------------------------------------------------------------------

    SEV1 (Critical)                            The End User or StarMedia
                                               Network has described a problem
                                               which causes a severe and
                                               pervasive impact to the use of
                                               the IBM Services.  The IBM
                                               Services are unusable and/or
                                               not available.  The End User is
                                               completely out of service and
                                               unable to do any productive
                                               work.
    ----------------------------------------------------------------------------
    SEV2 (Major)                               End Users can connect to the
                                               network but normal service
                                               and/or functions are either
                                               interrupted or severely
                                               degraded: work may be performed
                                               by the End User but not at
                                               expected levels of performance
                                               and productivity.
    ----------------------------------------------------------------------------
    SEV3 (Minor)                               The End User is experiencing a
                                               problem which does not affect
                                               product or network availability
                                               and functionality.
    ----------------------------------------------------------------------------
    SEV4 (Miscellaneous)                       There is no significant impact
                                               to the End User.  This code may
                                               reflect either dissatisfaction
                                               with some aspects of the
                                               product or service or that a
                                               circumvention to the problem
                                               has been found.
    ----------------------------------------------------------------------------

      IBM may reassign, with StarMedia Network's consent, the severity level of a reported problem if the requested severity differs from the above definitions. IBM will notify StarMedia Network of all changes of severity level for a problem impacting End Users.

      7.4 Web Site Information for End User Support

      IBM will provide and StarMedia Network will use the IBM provided facility to create a private branded, customized account center environment in which the following tools will be available to End Users:


            o Manage your account: change address, change credit card, change access plan if applicable, cancel account, obtain billing information

            o Manage your user ID: add user ID, change user ID, cancel user ID, change password, reset password, obtain user information.

            o Manage your IBM provided e-mail, forward your IBM provided e-mail, change IBM provided e-mail ID, delete IBM provided e-mail, delete IBM provided e-mail ID.

      IBM will also provide StarMedia Network with areas linked from the account center, described above, containing facilities for downloading StarMedia Network's Internet access kit, frequently asked questions, help desk files, network status and access numbers. StarMedia Network will be responsible for all translations from the English language and will be required to work with IBM's web development team to create their own custom environment.

      IBM and StarMedia Network agree to jointly establish procedures for the development and maintenance of the account center environment.

8. Billing Services

      IBM shall provide to StarMedia Network administrative billing services to facilitate the billing of End Users on StarMedia Network's behalf at rates solely determined by StarMedia Network. The parties agree to modify the individual responsibilities in each country to conform to with local and national laws and customs.

      IBM shall be responsible for the following:

            1. real time credit card verification. Such verification will include the fee for the first month's charges based


31 March 1999                                                      Page 10 of 17
            on StarMedia Network's rate plan unless otherwise specified by StarMedia Network;

            2. initiating access only upon valid credit verification;

            3. monthly billing for the base rate in advance, excess usage billing in arrears;

            4. including all appropriate taxes in the amount passed to the credit card company to be billed to each End User's credit card. The credit card company will remit collected taxes and a report concerning such taxes to StarMedia Network for direct payment by StarMedia Network to the appropriate governmental agency;

            5. following StarMedia Network's approval, termination, and communication guidelines;

            6. recording End User usage;

            7. extracting the StarMedia Network End User billing data on a 30 day delay basis and posting the data to an IBM web site branded for StarMedia Network under IBM's functional design and operational control;

            8. supporting international credit cards and national credit cards which are co-branded with international credit cards. The support for national credit cards will be limited to those supported by the international banking system. IBM will work with StarMedia Network to develop and maintain the list of accepted credit cards;

            9. dispute resolution with the credit card company with StarMedia Network's assistance;

            10. making current billing data for End Users available to Customer Care; and

            11. ensuring that the remitted funds are deposited to the account specified by StarMedia Network.

      IBM will indemnify and hold StarMedia Network harmless for losses arising out of billing activities that IBM performs at its sole discretion, without direction from StarMedia Network, under this section.

      StarMedia Network shall be responsible for the following:

            1. setting the rate plan;

            2. providing IBM End User approval, termination, and communications guidelines;

            3. referring End Users to the web site identified in item 7 above for current billing issues;

            4. providing IBM appropriate StarMedia Network branding for the web site in item 7 above;

            5. providing IBM the necessary information to allow credit card companies to remit funds to StarMedia Network;

            6. assumption and collection of bad debt;

            7. the direct relationship with each governmental agency;

            8. working with IBM, upon request, to resolve issues arising from End User questions and or issues.

9. Wind-Down Period

      Upon receipt of the other party's notice of termination of this Agreement for convenience or for cause, the party receiving such notice may exercise the wind-down period described in this section. Notwithstanding the foregoing, if StarMedia Network is in default of its payment obligations, and has failed to place all disputed amounts in a standard escrow account, StarMedia Network shall not be entitled to a wind-down period, as hereinafter defined.

      The wind-down period will commence upon receipt of the other party's request to exercise this option, and will continue until such date as StarMedia Network specifies in writing to IBM that the IBM Services are no longer required to be provided; provided, however, that in no event shall IBM be required to provide wind-down period support for more than 270 days following commencement of the wind-down period.

      During the wind-down period, IBM will provide the IBM Services in accordance with the terms and conditions of this Agreement. IBM will provide mutually agreeable transition assistance to StarMedia Network, and will cooperate with StarMedia Network and any successor service provider designated by StarMedia Network to ensure a coordinated orderly transition for StarMedia Network and StarMedia Network End Users without service disruptions or service quality issues.

      Throughout the wind-down period, this Agreement shall continue in effect without modification. StarMedia Network shall make any other undisputed payments as set forth in this Agreement during the Service Wind-Down Period.


31 March 1999                                                      Page 11 of 17

      StarMedia Network will use reasonable efforts to advise IBM initially and on a continuing basis of its plan to transfer StarMedia Network End Users to a successor service provider. Thirty days after the termination date of this Agreement, StarMedia Network and IBM shall prepare, review with their respective Project Executives, modify and approve a detailed wind-down period project plan to be effective over the remaining days of the wind-down period. To the extent feasible and upon request by StarMedia Network, during the wind-down period, IBM will transfer all applicable electronic and/or magnetic information to any successor service provider, including but not limited to, the registered user names of and billing information for all users of the StarMedia Network services.

10. Cure Period

      In the event of IBM's written notification to you of your failure to comply with material business or financial terms of this Agreement, IBM will provide you 30 days to cure such default. This cure period does not apply to network usage issues, where IBM may have to act immediately to prevent damage to the network and other customer and users. However, IBM will take reasonable steps to implement less disruptive protective measures before exercising termination or service disconnection where reasonably possible. You agree to provide IBM with 30 days to cure IBM's default following your written notification.

11. Withdrawal of Services from Marketing

      IBM shall provide StarMedia Network 12 months' prior written notice of the withdrawal of Eligible Services from marketing. In the event of such written notice by IBM to StarMedia Network, StarMedia Network may terminate this Agreement without obligation to pay the termination charges specified in section 1.7 and exercise the wind-down provisions described in this Exhibit. Such notice of termination shall be made within 90 days of receipt of the IBM written notice to withdraw an Eligible Service from marketing.

12. Network Maintenance Windows, Availability, and Reports

      12.1 Network Maintenance Windows

      The normal network maintenance window for changes is 2:00 AM to 6:00 AM EST on Sunday. For Brazil, the normal network maintenance window for changes is 1:00 AM to 5:00 AM local time. Should a change be planned that extends beyond this designated window, IBM shall make reasonable effort to provide StarMedia Network 14 days' advance notice of such outage. IBM may perform scheduled Local Interface Gateway (LIG) maintenance for individual LIGs between 3:00 am and 5:00 am local time on a single morning per week other than Sunday. IBM will use reasonable efforts to limit such scheduled maintenance outside the standard Sunday morning maintenance window to an assigned day of the week for each city. Although we use reasonable efforts to notify customers in advance of emergency maintenance outages, we are unable to provide advance notice to customers in some situations. We use reasonable effort to schedule extended maintenance and emergency maintenance during regularly scheduled maintenance windows or at times which will minimize disruption to customers' network Services usage.

      12.2 Backbone Availability

      The IBM Latin America network backbone availability shall be [****] (not including the scheduled maintenance windows) as measured on a monthly basis in each country in which IBM delivers IBM Services under this Agreement. IBM will report the availability of the backbone to StarMedia Network on a monthly basis. If IBM fails to meet this service level objective in one or more countries, IBM will pay StarMedia Network [****] percent ([****]%) of the gross charges invoiced by IBM to StarMedia Network for IBM ICS in the particular month in which the failure occurred for the countries in which IBM has failed to meet this service level objective.

      12.3 LIG Availability

      The IBM Latin America network LIG availability shall be [****]% (not including the scheduled maintenance windows) as measured on a monthly basis in each country in which IBM delivers IBM Services under this

31 March 1999                                                      Page 12 of 17

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      Agreement. IBM will report LIG availability to StarMedia Network on a monthly basis. If IBM fails to meet this service level objective in one or more countries, IBM will pay StarMedia Network one percent (1%) of the gross charges invoiced by IBM to StarMedia Network for IBM Services in the particular month in which the failure occurred for the countries in which IBM has failed to meet this service level objective.

      12.4 Availability Action Plans

      Failure to meet the monthly performance measurements stated above shall require the development of action plans by IBM which shall include documentation and implemention plans for any needed corrections to the IBM Services.

      12.5 Reports

      IBM shall provide StarMedia Network with quantitative and qualitative reports for the purpose of measuring and analyzing End User usage activities and trends.

      The reports below shall be generated and distributed to StarMedia Network on a monthly basis:

      o     LIG Availability

      o     Backbone Network Availability

      o Help Desk tickets by Severity Level with associated mean time to repair (MTTR) data

      o     Average Speed of Answer

      o     Calls Abandoned Rate

      o     Billing information.

      12.6 Additional Terms

      You agree that your sole remedy for our failure to meet service level objectives is as specified in this Exhibit. You may terminate this Agreement for IBM's failure to comply with IBM's service level objectives if you do not accept payment for failure to meet backbone or LIG availability in any month, by providing notice and a cure period to IBM as provided in this Agreement.

      IBM will not be responsible for our failure to meet service level objectives because of:

            1. major network upgrade and maintenance activities up to four times per year communicated to you in writing or electronically via the IBM Global Network with at least 30 days' prior notice;

            2. local or international regulatory or governmentally imposed ethical issues that limit or prevent the ability of IBM to offer or comply with service level objectives; and

            3. your lack of availability to respond to incidents which require your participation for resolution. Times you are not available may include times that you have requested IBM not to contact you, such as times outside your normal business hours.

The following terms amend or otherwise modify the terms in the referenced parts of the IBM Business Partner Agreement only for your remarketing of IBM Global Services' network Services. All terms not modifed or amended remain in effect.

13. Customers and End Users

      For the purpose of this Agreement, references to "your Customers and their End Users" in the IBM Global Services' Network Services Attachment for Remarketing mean StarMedia Network's End Users, because StarMedia Network is remarketing Services directly to End Users rather than through intermediary companies.

      IBM may use the data it gathers from End Users in the management of the IBM Global Network and the delivery of the Services described herein. However, IBM shall not use the data gathered from End Users in any direct marketing campaign or sell the data. Except as may be necessary for the management of the IBM


31 March 1999                                                      Page 13 of 17

      Global Network, IBM agrees to use commercally reasonable efforts to locate and transfer to StarMedia Network all End User data in its possession in the event of termination or expiration of the Agreement. With the exception of the End User data gathered by IBM for the purposes of managing the IBM Global Network, StarMedia shall have the right to use End User data in any way. StarMedia Network shall indemnify IBM against all claims arising out of its use of such End User data.

14. General Terms

      14.1 Section 2, "Agreement Structure and Contract Duration"

      Conflicting Terms, item 1, is modified:

      1. a transaction document prevail over those of all the other documents;

      14.2 Section 3, "Our Relationship"

      Responsibilities

      Item 3 is replaced with the following:

      3. neither of us will disclose the terms of this Agrement, unless both of us agree in writing to do so, or unless required by law. However, either of us may disclose the existence of and purpose of this Agreement without further permission from the other;

     Item 10 is replaced with the following:

      10. each of the parties shall be excused from any delay or failure in its performance hereunder caused by reason of any acts of God, fires, floods, wars, civil disturbances, sabotage or disputes with organized labor; provided however, that each party agrees to use reasonable effort to minimize the extent and the impact of any inability by it to perform hereunder. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the period of time equal to that of the underlying cause of the delay;

      Other Responsibilities

      Item 1 is replaced with the following:

      1. to be responsible for customer satisfaction for all your activities, and to participate in the development and implementation of customer satisfaction programs that we jointly determine;

      Item 5 is replaced with the following:

      5. not to assign or otherwise transfer this Agreement, your rights under this Agreement, or any of its approvals, or delegate any duties, unless expressly permitted to do so in this Agreement or as we otherwise agree, such permission not to be unreasonably withheld. Otherwise, any attempt to do so is void;

      Item 6 is deleted as not applicable. If network services other than IBM Internet Connection Services are added to this Agreement, both of us will agree to appropriate processes for order entry.

      Item 8 is replaced with the following:

      8. to promptly provide us with documents relevant to the Services we provide to you, which we may reasonably require from you or the End User when applicable; and

      Our Review of Your Compliance with this Agreement

      The first two sentences of the first paragraph are replaced with the following:


31 March 1999                                                      Page 14 of 17

      We may periodically review your compliance with this Agreement. Upon our request, but no more than once per year, you agree to provide us with records that are relevant to your performance under the terms of this Agreement.

      The following is added as an additional paragraph between the existing first and second paragraphs:

      Upon your request, but no more than once per year, we agree to provide you with a billing tape and such other reasonable information to allow you to verify our charges to you and to your End Users.

      14.3 Section 4, "Status Change"

      The following sentences replace the last sentence of this section, beginning "Upon notification ...":

      Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement if such change materially and adverse affects our business relationship or your ability to perform your responsibilities under this Agreement. IBM will not terminate this Agreement if the only change to your status is an ownership change due to an initial public stock offering. You will notify IBM of such a status change when it takes effect. Advance notification is not required.

      14.4 Section 9, "Liability"

      The following is added to this Section:

      Items for Which You are Liable

      Circumstances may arise where, because of a default on your part or other liability, we are entitled to recover damages from you. In each such instance, regardless of the basis on which we are entitled to claim damages from you (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), you are liable for no more than:

      1. damages for bodily injury (including death) and damage to real property and tangible personal property;

      2. any damages associated with your infringement or violation of IBM's intellectual property rights, specifically including, but not limited to, your violation of your obligations with respect to Programs specified in the section entitled "Programs" in the Remarketer Terms Attachment and your obligations with respect to licensed internal code, or your infringement or violation of a third party's intellectual property rights; and

      3. the amount of any other actual direct damages, including any lost profits associated with the product or Service which were inherent in the Agreement, up to the greater of US $100,000 (or equivalent in local currency) or the charges (if recurring or usage, 12 months' charges apply) for the Service or Program that is the subject of the claim.

      Items for Which You are Not Liable

      Under no circumstances are you liable for any of the following:

      1. third party claims against us for any losses or damages (other than those in the first two items listed above); or

      2. special, incidental, or indirect damages or for any economic consequential damages (including lost profits or savings), even if you are informed of their possibility; however, notwithstanding the foregoing, you shall be liable for consequential or incidental damages associated with the damages for which you are liable as set forth above in items 1 and 2, "Items For Which You are Liable."

      14.5 Section 11, "Changes to the Agreement Terms"

      An additional sentence is added following the first sentence in this section:


31 March 1999                                                      Page 15 of 17

      Notwithstanding the foregoing, IBM will give you at least three months' advance written notice of any changes to the IBM Global Services' Network Services Exhibit. Further, the sections titled "Eligible Services Approval," Minimum Revenue Commitment," "Annual Reconciliation," and "Value-Added Enhancement Description" in the Solution Provider Profile will not be changed except upon mutual agreement of both of us. Upon your receipt of notice of an IBM change which materially and adversely affects your business relationship with IBM, you may terminate this Agreement without obligation to pay the termination charges specified in section 1.7 and may exercise the wind-down provisions described in the IBM Global Services' Network Services Exhibit.

      14.6 Section 12, "Internal Use Products"

      This section is replaced by section 3 in the IBM Global Services' Network Services Terms Attachment for Remarketing.

      14.7 Section 13, "Demonstration, Development and Evaluation Products"

      This section is deleted because it does not apply to this engagement.

15. Solution Provider Terms Attachment

      15.1 Section 3, "Your Responsibilities to IBM"

      Item 1 is replaced with the following:

      1. to develop a business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year. Such business plan will include a basic go-to-market strategy outlining marketing plans, advertising campaigns, market segmentation and other business items relevant to the attraction of End Users to StarMedia Network services and IBM Services:

      Item 5 is replaced with the following:

      5. to provide us, on our request but no more than once a year, reasonably relevant financial information about your business, indicating your ability to perform your responsibilities under this Agreement. Such information shall not be unreasonably withheld;

      15.2 Section 4, "Your Responsibilities to End Users"

      Item 1 is replaced with the following:

      1. assist the End Users to select the appropriate services you provide to meet the End Users' needs, to achieve productive use of your solution, and assist IBM as reasonably necessary to communicate with the End User about IBM Products and Services you remarket under this Agreement;

      Item 2 is deleted because it does not apply to this business engagement.

      Item 3 is deleted. Its terms have been included in the revised item 1 above.

      Item 4 is replaced with the following:

      4. not make representations that IBM is responsible for the Product configurations and/or Services and their ability to satisfy the End User's requirements;

      Item 5 is replaced with the following:

      5. advise the End User of Product installation requirements as provided by IBM;


31 March 1999                                                      Page 16 of 17

      Item 6 is deleted. Its terms have been included in the revised item 1 above.

      Item 7 is deleted because it does not apply to this business engagement.

      Item 8 is deleted because it is replaced by more pertinent terms in the Statement of Work for Custom Solution and the IBM Global Services' Network Services Exhibit.

      Item 9 is deleted because it does not apply to this business engagement.

      Item 10 is deleted because it does not apply to this business engagement.

      Item 11 is replaced with the following:

      11. provide warranty information to the End User. This requirement is satisfied by your use of license and Service terms provided by IBM that are included in your license and service terms to your End Users.

16. Remarketer Terms Attachment

      16.1 Section 1, "Our Relationship"

      Item 4 is deleted because it does not apply to this business engagement.

      16.2 Section 2, "Ordering and Delivery"

      This section is deleted because it does not apply to this business engagement.

      16.3 Section 3, "Inventory Adjustments"

      This section is deleted because it does not apply to this business engagement.

      16.4 Section 4, "Price, Invoicing, Payment and Taxes"

      Failure to Pay Any Amounts Due

      Item 1 is replaced with the following:

      1. impose a finance charge, up to 1.5 percent per month on the unpaid balance of your invoice which was not paid during the required period;

      Item 3 is deleted because it does not apply to this business engagement.

      16.5 Section 6, "Machine Code"

      This section is deleted because it does not apply to this business engagement.

      16.6 Section 16, "Ending the Agreement"

      The following sentence is added to the end of the first paragraph of this section:

      Upon either party's termination of this Agreement for convenience, the wind-down provisions described in section 9, "Wind-Down Period," of the IBM Global Services' Network Services Exhibit may be exercised. Additionally, in the event of either party's notice of termination for cause, the cure provisions in section 10, "Cure Period," in that Exhibit will apply. StarMedia Network may terminate this Agreement, for convenience or for cause, entirely or separately for any participating country listed in the Profile

17. IBM Global Services' Network Services Terms Attachment for Remarketing


31 March 1999                                                      Page 17 of 17

      17.1 Section 2, "Our Relationship"

      Item 6 is modified to add the following sentence at the end of the item:

      For the purpose of this business engagement, provision of the service license containing IBM terms to End Users, is sufficient to satisfy this requirement for End Users;

      Item 9 is modified to add the following sentence at the end of the item:

      For the purpose of this business engagement, including a statement in your terms to End Users to the effect that "No third party provider of network connectivity services is liable to the End User for information and data the End User transmits using the services," is sufficient to satisfy this requirement;

      17.2 Section 5, "Price, Invoicing, Payment, and Taxes"

      Price and Discount Changes

      The first paragraph of this subsection is replaced with the following:

      Mutually agreed to increases become effective on the first day of a month. If the effective date as we mutually agree is other than the first day of a month, the increase applies on the first day of the following month.


31 March 1999                                                      Page 18 of 17

IBM Business Partner Agreement                                        [IBM LOGO]
Remarketer Terms Attachment

--------------------------------------------------------------------------------

1.    Our Relationship

      As our IBM Business Partner, you market to your Customers the Products and Services (including shrink-wrap Services) we provide to you. These terms apply to a Business Partner whose method or distribution is under our remarketer terms, and includes Distributors, Resellers, Solution Providers, and Systems Integrators.

      Responsibilities

      Each of us agrees:

      1.    each of us is free to set its own prices and terms; and

      2. neither of us will discuss its Customer prices and terms in the presence of the other.

      Other Responsibilities

      You agree to:

      1. refund the amount paid for a Product or Service returned to you if such return is provided for in its warranty or license. You may return the Product to us for credit at our expense, as we specify in the operations guide;

      2. provide us with sufficient, free and safe access to your facilities, at a mutually convenient time, for us to fulfill our obligations;

      3. retain records, as we specify in the operations guide, of each Product and Service transaction (for example, a sale or credit) for three years;

      4. provide us with marketing, soles, installation reporting and inventory information for our Products and Services, as we specify in the operations guide;

      5. when you are approved to market to Remarketers, market Products and Services which require certification, only to Remarketers who are certified to market them;

      6.    comply with all terms regarding Program upgrades;

      7. provide a dated sales receipt (or its equivalent, such as an invoice) as we specify in the operations guide, to your Customers, before or upon delivery of Products and Services; and

      8. report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products.

2.    Ordering and Delivery

      You may order Products and Services from us as we specify in the operations guide. You agree to order them in sufficient time to count toward your minimum annual attainment, if applicable.

      We will agree to a location to which we will ship. We may establish criteria for you to maintain at such location (for example, certain physical characteristics, such as a loading dock), as we specify in the operations guide.

      Upon becoming aware of any discrepancy between cur shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.


BXRT-02-00  11/98                 Page 2 of 28

IBM Business Partner Agreement                                        [IBM LOGO]
Remarketer Terms Attachment

--------------------------------------------------------------------------------

                                Table of Contents

Section               Title                                              Page

  1.        Our Relationship ............................................  2

  2.        Ordering and Delivery .......................................  2

  3.        Inventory Adjustments .......................................  3

  4.        Price, Invoicing, Payment and Taxes .........................  3

  5.        Licensed Internal Code ......................................  4

  6.        Machine Code ................................................  5

  7.        Programs ....................................................  5

  8.        Export ......................................................  5

  9.        Title .......................................................  5

  10.       Risk of Loss ................................................  6

  11.       Installation and Warranty ...................................  6

  12.       Warranty Service ............................................  7

  13.       Marketing of Services .......................................  7

  14.       Marketing of Financing ......................................  8

  15.       Engineering Changes .........................................  8

  16.       Ending the Agreement ........................................  9



BXRT-02-00  11/98                 Page 1 of 28

      Although we do not warrant delivery dates, we will use reasonable efforts to meet your requested delivery dates.

      We select the method of transportation and pay associated charges for Products and Services we ship.

      We may not be able to honor your request for modification or cancellation of an order. We may apply a cancellation charge for orders you cancel within 10 business days before the order is scheduled to be shipped. If a cancellation charge applies, we will specify the cancellation percentage in the Exhibit. We will advise you if the cancellation charge applies to an order you cancel.

3.    Inventory Adjustments

      We will specify in your Exhibit the Products and Services to which this section applies.

      Products and Services you return to us for credit must have been acquired directly from us. You must request and receive approval from us to return the Products and Services.

      Products and Services must be received by us within one month of our approving their return, unless we specify otherwise to you in writing. We will issue a credit to you when we accept the returned Products and Services.

      Certain Products may be acquired only as Machines and Programs packaged together as a solution. These Products must be returned with all their components intact.

      For certain Products and Services you return, a handling charge applies. We will specify the handling charge percentage in the Exhibit. We determine your total handling charge by multiplying the inventory adjustment credit amount for the Products and Services by the handling charge percent.

      You agree to pay transportation and associated charges for Products and Services you return.

      Unless we specify otherwise, returned Products and Services must be in their unopened and undamaged packages.

      You agree to ensure the returned Products and Services are free of any legal obligations or restrictions that prevent their return. We accept them only from locations within the country to which we ship Products and Services.

      We will reject any returned Products and Services that do not comply with these terms.

4.    Price, Invoicing, Payment and Taxes

      Price and Discount

      The price, and discount if we specify one, for each Product and Service will be made available to you in a communication which we provide to you in published form or through our electronic information systems or a combination of both.

      The price for each Product and Service is the lower of the price in effect on the date we receive your order, or the date we ship a product or "shrink wrap" Service, or the start date of a Service, if it is within six months of the date we receive your order.

      Price and Discount Changes

      We may change prices and increase discounts at any time. We may decrease discounts on one month's written notice.

      We will specify in your Exhibit if the following credit terms do not apply to Products and Services we approve you to market.


BXRT-02-00  11/98                 Page 3 of 28

      If we decrease the price or increase the discount for a Product or Service, you will be eligible to receive a price decrease credit or a discount increase credit for those you acquired directly from us that are in your inventory, or in transit, or if the Products date of installation or Service start date has not occurred. However, Products acquired from us under a special offering (for example, a promotional price or a special incentive) may not be eligible for a full credit. You must certify your inventory to us in writing within one month of the effective date of the change. The credit is the difference between the price you paid, after any adjustments, and the new price.

      The following terms apply to Programs licensed on a recurring-charge basis:

      We may increase a recurring charge for a Program by giving you three months' written notice. An increase applies on the first day of the invoice or charging period on or after the effective date we specify in the notice.

      Invoicing Payment and Taxes

      Amounts are due upon receipt of invoice and payable as specified in a transaction document. You agree to pay accordingly, including any late payment fee. Details of any late payment fee will be provided upon request at the time of order and will be included in the notice.

      You may use a credit only after we issue it.

      If any authority requires us to include in our invoice to you a duty, tax, levy, or fee which they impose, excluding those based on our net income, upon any transaction under this Agreement then you agree to pay that amount.

      Failure to Pay Any Amounts Due

      If you fail to pay any amounts due in the required period of time, you agree that we may do one or more of the following, unless precluded by law:

      1. impose a finance charge, as we specify to you in writing, up to the maximum permitted by law, on the portion which was not paid during the required period;

      2.    require payment on or before delivery of Products and Services;

      3. repossess any Products and Services for which you have not paid. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorneys' fees. You agree to make the Products and Services available to us at a site that is mutually convenient;

      4.    not accept your order until any amounts due are paid;

      5.    terminate this Agreement; or

      6.    pursue any other remedy available at law.

      We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our Related Companies.

      In addition, if your account with any of our Related Companies becomes delinquent, we may invoke any of these options when allowable by applicable law.

5.    Licensed Internal Code

      Machines (Specific Machines) containing Licensed Internal Code (Code) will be identified in the Exhibit. We grant the rightful possessor of a Specific Machine a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that we will provide to you.


BXRT-02-00  11/98                 Page 4 of 28

      Your Responsibilities

      You agree to inform your Customer, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. The license agreement must be provided to the Customer before the sale is finalized.

6.    Machine Code

      For certain Machines we may provide basic input/output system code, utilities, diagnostics, device drivers, or microcode (collectively called "Machine Code"). This Machine Code is licensed to the End User under the terms of the agreement provided with it. You agree to ensure the End User is provided such agreement.

7.    Programs

      You agree to ensure the End User has signed the license agreement for a Program requiring a signature, as we specify in the Exhibit, before such Program is provided to the End User, and to provide any required documentation to us. All other Programs are licensed under the terms of the agreement provided with them. You agree, where applicable, to provide the Program license to the End User before such Program is provided to the End User.

      We will ship the media and documentation to you or to the End User, as specified in your order transaction document.

      Programs licensed to you on a recurring-charge basis are licensed for the period indicated in our invoice. You may market such Programs only on the same basis as licensed to you. You may not charge an End User a one-time charge for a Program you license from us on a recurring-charge basis. However, you may charge the End User whatever amount you wish for the recurring-charge.

      Program Services

      Program Services are described in the Program's license agreement. You are responsible to provide your Customers, who are licensed for a Program, the Program Services we make available to you.

      If the End User agrees in writing, you may:

      1. delegate this responsibility to another IBM Business Partner who is approved to market the Program, or

      2. provide an enhanced version of this support through the applicable IBM Service you market to the End User.

      If you delegate your support responsibilities to another IBM Business Partner, you retain customer satisfaction responsibility. However, if you market our applicable Services to the End User, we assume customer satisfaction responsibility for such support.

8.    Export

      You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so.

      If a Customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. You agree to use your best efforts to ensure that your Customer complies with all export laws and regulations, including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of the country in which the Product is imported or exported. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customers name and address, Machine type/model, and serial number if applicable, date of sale, and destination country.

      We exclude these Products from:


BXRT-02-00  11/98                 Page 5 of 28

      1.    any of your attainment toward your objectives; and

      2. qualification for applicable promotional offerings and marketing funds.

      We may also reduce future supply allocations to you by the number of exported Products.

9.    Title

      When you order a Machine, we transfer title to you upon payment of all amounts due.

      Any prior transfer to you of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.

      We do not transfer a Program's title.

10.   Risk of Loss

      We bear the risk of loss of, or damage to, a Product or Service up to and including its initial delivery from us to you or, if you request and we agree, delivery from us to your Customer. Thereafter, you assume the risk.

11.   Installation and Warranty

      We will ensure that Machines we install are free from defects in materials and workmanship and conform to specifications, We provide instructions to enable the setoup of Customer-Set-Up Machines. We are not responsible for the installation of Programs or non-IBM Machines, We do, however, preload Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the End User for review before the sale is finalized, unless we specify otherwise.

      We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation. Warranty terms for Programs are described in the Programs' license terms.

      We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we specify otherwise. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

      For non-IBM Products we approve you to market, you agree to inform your Customer in writing 1) that the Products are non-IBM, 2) the manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

      Date of Installation for a Machine We are Responsible to install

      The Date of Installation for a Machine we are responsible to install is the business day after the day 1) we install it or, 2) it is made available for installation, if you (or the End User) defer installation. Otherwise (for example, if others install or break its warranty seal), it is the day we deliver the Machine to you (or the End User). In such event, we reserve the right to inspect the Machine to ensure its qualification for warranty entitlement.

      The Date at Installation for a Customer-Set-Up Machine

      The Date of Installation for a Customer-Set Up Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End Users sales receipt, You must also notify us of this date upon our request.


BXRT-02-00  11/98                 Page 6 of 28

      Installation of Machine Features, Conversions, and Upgrades

      We sell features, conversions and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions and upgrades and 2) transfer the ownership and possession of removed parts (which become our property) to us. You further represent that all removed parts are genuine, and unaltered, and free from defects in materials and workmanship and conform to specifications. A part that replaces a removed part will assume the warranty and maintenance Service status of the replaced part. You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature, conversion, or upgrade to us at your expense.

12.   Warranty Service

      We will specify in the Exhibit whether you or we are responsible to provide Warranty Service for a Machine.

      When we are responsible for providing Warranty Service for Machines, you are not authorized to provide such Service, unless we specify otherwise in the Exhibit.

      When you are responsible for providing Warranty Service, you agree to do so according to the terms we specify in the Warranty Service Attachment.

13.   Marketing of Services

      The following are the conditions under which you may market Services:

      1. if you marketed a Product to the End User, you may market the Services, specified in the Exhibit; or

      2. regardless of whether you marketed a Product to the End User you may market the Services we specify in your Profile.

      If you are an IBM Distributor the following paragraph applies:

      The following are the conditions under which you may market Services:

      1. If your Remarketer marketed a Product to the End User, you may market the Services, specified in the Exhibit, to your Remarketer only for the Remarketer's marketing to such End User; and

      2. regardless of whether your Remarketer marketed a Product to the End User you may market the Services we specify in your Profile to your Remarketer, who may market such Services.

      You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

      Marketing of Services for a Fee

      The terms of this subsection apply when we perform the Services to the End User at prices we set and under the terms of our Service agreement, signed by the End User. We pay you a fee for marketing such Services.

      You will receive a fee for marketing eligible Services when 1) you identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End User, and 3) a standard Statement of Work is used and there are no changes, and no marketing assistance from us is required.


BXRT-02-00  11/98                 Page 7 of 28

      Alternatively, you will receive a fee for a lead for eligible Services when it 1) is submitted on the form we provide to you, 2) is for an opportunity which is not known to us, and 3) results in the End User ordering the Service from us within six months from the date we receive the lead from you.

      We will not pay you the fee if 1) the machine or program is already under the applicable Service, 2) we have an agreement with the End User to place the machine or program under the applicable Service, or 3) the Service was terminated by the End User within the last six months.

      If the Service is terminated within three months of the date payment from the End User was due us, you agree to reimburse us for any associated payments we made to you. The reimbursement may be prorated if the Service is on a recurring charge basis.

      We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of us agrees to promptly pay the other any amounts due.

      Remarketing of Services

      We provide terms in an applicable Service Attachment governing your remarketing of eligible Services the End User acquires from you and which we perform under the terms of the IBM Service agreement with the End User.

      Shrink-wrap Services are performed under the terms or the agreement provided with them. If the terms of the agreement are not visible on the shrink-wrap package, you agree to provide (or, if applicable, request your Remarketer to provide) the Services terms to the End User before such Services are acquired by the End User.

      Services We Perform As Your Subcontractor

      If approved on your Profile, we will provide terms in an applicable Service Attachment governing our provision of the Services we perform as your subcontractor. Such Services are those an End User purchases from you under the terms of your service agreement.

14.   Marketing of Financing

      If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify to you in your Exhibit.

      We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

      We will make payment for the items to be financed when the End User has initiated financing and acknowledged acceptance of the items being financed. Payment will be made to you, or the supplier, as appropriate.

15.   Engineering Changes

      You agree to allow us to install mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

      During the warranty period, we manage and install engineering changes at:

      1. your or your Customer's location for Machines for which we provide Warranty Service; and

      2.    your location for other Machines.


BXRT-02-00  11/98                 Page 8 of 28

      Alternatively, we may provide you with the parts (at no charge) and instructions to do the installation yourself. We will reimburse you for your labor as we specify.

16.   Ending the Agreement

      Regardless of the contract duration specified in the Profile, or any renewal period in effect, either of us may terminate this Agreement, with or without cause, on three months' written notice. if, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

      If we terminate for cause (such as you not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

      However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of a transaction document; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

      At the end of this Agreement, you agree to:

      1. pay for or return to us, at our discretion, any Products or shrink-wrap Services for which you have not paid; and

      2. allow us, at our discretion, to acquire any that are in your possession or control, at the price you paid us, less any credits issued to you.

      Products and shrink-wrap Services to be returned must be in their unopened and undamaged packages and in your inventory (or in transit from us) on the day this Agreement ends. We will inspect them, and reserve the right of rejection. You agree to pay all the shipping charges.

      At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. We may offset any amounts due you against amounts due us, or any of our Related Companies as allowable under applicable law.

      You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.


BXRT-02-00  11/98                 Page 9 of 28

COUNTRY UNIQUE TERMS FOR THE REMARKETER TERMS ATTACHMENT

The following modify the terms of this Attachment in the specific countries, as noted.

ASIA PACIFIC

The following terms apply to all countries in Asia Pacific:

Section 4- Price, Invoicing, Payment and Taxes

Add the following term as the last paragraph in the subsection entitled "Invoicing, Payment and Taxes":

If you are claiming any income or transaction tax exemption relating to the Products and Services you acquired from us or that we provided, then you agree to provide us with all appropriate documentation.

The following terms apply to the specific countries in Asia Pacific, as noted:

ASEAN COUNTRIES

The following terms apply to all the Asean countries:

Section 2- Ordering and Delivery

The following replaces the fifth paragraph:

You or your carrier will take delivery at a location we specify.

Section 10- Risk of loss

The following replaces the first sentence in this Section:

We bear the risk of loss of, or damage to, a Product until its initial delivery from us to you or your agent or carrier.

AUSTRALIA

Section 4- Price Invoicing Payment and Taxes

Add the following as the third paragraph of the subsection entitled "Invoicing, Payment and Taxes":

You agree to pay importation cost recovery charges where applicable. Such charges include freight, insurance, duties and taxes.

INDOCHINA COUNTRIES

The following terms apply to all the Indochina countries (Cambodia, Laos, Myanmar and Vietnam):

Section 4- Price, Invoicing, Payment and Taxes

The following is added as the last sentence in the first paragraph:

All products are provided F.O.B. at the designated shipping location unless we specify otherwise in the operations guide.

The following replaces the first sentence in the subsection entitled "Invoicing, Payment and Taxes":


BXRT-02-00  11/98                Page 10 of 28

You agree to pay in full all prices and charges in accordance with our invoice, in United States Dollars, by irrevocable confirmed letters of credit in favor of IBM, drawn on a bank acceptable to IBM, at least 45 days prior to our shipment to you, or by telegraphic transfer. Mode of payment will be determined at IBM's discretion.

Section 9- Title

The following replaces the first sentence:

When you order a Machine, we transfer title to you over international waters, prior to entry into the port of importation in (country name).

The following terms apply to the specific country in Asia Pacific, as noted:

JAPAN

Section 4- Price, Invoicing, Payment and Taxes

Delete Item 1 in the subsection entitled "Failure To Pay Any Amounts Due".

Section 7- Programs

The following follows the first sentence of the first paragraph of this Section:

Alternatively, if we specify approval in your Profile, we authorize you to sign the applicable license agreement on behalf of IBM under the following conditions:

1.    Agreements

      a. The agreement that you are authorized to sign on behalf of IBM will be the IBM designated agreement entitled "Terms and Conditions for IBM Licensed Programs and IBM Internal Code" (called "IBM Licensed Terms and Conditions").

      b. If you acquire prior written approval from us, you may use your own contract document with the IBM License Terms and Conditions incorporated into it in lieu of the IBM License Terms and Conditions.

      c. You agree to fill in any details regarding the program on the IBM License Terms and Conditions in accordance with IBM's guidance.

2.    Scope of Authorization

      a. Your authorization is limited to signing the IBM License Terms and Conditions with the End User on behalf of IBM. You have no authority or rights to add, amend, modify or delete any of its terms. You will be liable for any damages resulting from your addition, amendment, modification or deletion of its terms.

      b. You agree to obtain the End User's signature on the IBM License Terms and Conditions prior to ordering an applicable Program or a Machine containing Licensed Internal Code (called Specific Machine) from IBM.

      c. Unless we give you prior written authorization, you are not authorized to delegate, assign or transfer your authority to sign the IBM License Terms and Conditions on behalf of IBM to any third party.

      d. Your authorization to sign on behalf of IBM is limited to the IBM License Terms and Conditions and IBM does not authorize any rights regarding system integration, software development, outsourcing nor procurement of machines or equipment.

3.    Custody of Agreements

      a. You agree to keep the applicable IBM license agreements or your contract documents that are signed by End Users, and present or submit them to us immediately on our request.


BXRT-02-00  11/98                Page 11 of 28

Section 11- Installation and Warranty

The following replaces the first sentence of the subsection entitled "Date of Installation for a Machine We Are Responsible To Install":

The Date of Installation for a Machine we are responsible to install is 1) the expiration date of the inspection period (the inspection period for a Machine commences on the day following the day IBM installs it and will expire on the tenth day), or 2) the business day after the day it is made available for installation, if you or the End User defer installation,

Section 16- Ending the Agreement

Delete the following from the next to last paragraph in this Section:

or any of our Related Companies.

NEW ZEALAND

Section 4- Price, Invoicing, Payment and Taxes

The following term replaces Item 1 in the subsection entitled "Failure to Pay Any Amounts Due":

Impose a penalty interest, as we specify in writing, up to the maximum permitted by law, on the portion that was not paid during the required period:

PEOPLE'S REPUBLIC OF CHINA

Section 4 Price, Invoicing, Payment and Taxes

The following replaces the first sentence of the third paragraph of the subsection entitled "Price and Discount Changes":

If we decrease the price or increase the discount for a Product or Service, you will be eligible to receive a price decrease credit or discount increase credit for those you acquired directly from us during the two months prior to the effective date of the change.

The following are additional terms in the subsection entitled "Invoicing, Payment and Taxes":

You will pay by Letter of Credit for each shipment, or other form of payment as instructed by us.

If the government imposes a duty, tax (other than an income tax) or fee on the Agreement or any Product or Service provided under it, not otherwise provided for in our prices and charges, you agree to pay it when we invoice you.

Letter of Credit for Each Shipment

Payment in full for each Product and Service and for other charges referred to herein will be made in United States dollars through an irrevocable and confirmed Letter of Credit which shall be in a form acceptable to us. You agree to open such an irrevocable Letter of Credit no later than 14 days prior to our scheduled shipment date on the basis of a pro forma invoice indicating the current price of the Product and Service and other estimated charges. Such Letter of Credit shall expire no earlier than 30 days after the latest shipment date on which the Products and Services are delivered to your designated location as agreed to by us. You further agree to adjust the amount of such Letter of Credit on the basis of shipment and other charges referred to herein. The irrevocable Letter of Credit shall be negotiable by us upon submission to the bank of the related commercial invoices and the shipping documents specified in the credit, evidencing shipment.

Any fees, however designated, levied by a bank to open or amend a Letter of Credit, or effect payment in United States dollars by the opening bank, shall be borne by you. Any fees, however designated, levied by the advising or collecting bank shall be borne by the IBM World Trade Corporation.

Other invoices for adjustments, additional charges, taxes, etc., if any, payable or reimbursable by you to us under this Agreement, may be issued subsequent to delivery to you and shall be payable in full in United States dollars within thirty days of the date of the invoice.


BXRT-02-00  11/98                Page 12 of 28

Failure by you to establish a Letter of Credit in accordance with the provisions of this Section will entitle us to cancel this Agreement without liability on our part.

Section 9- Title

The following replaces the first paragraph:

We transfer title to a Product to you at the point of entry into the People's Republic of China unless we specify otherwise in the Exhibit.

EMEA

The following terms apply to all countries in EMEA:

Section 1- Our Relationship

In the subsection entitled "Other Responsibilities" the following replaces Item
5:

5. when you are approved to market to Remarketers selective distribution Products and Services, market them only to Remarketers that IBM specifically approves to market such Products and Services;

Section 4- Price, Invoicing, Payment and Taxes

In the subsection entitled "Price and Discount", in the second paragraph, replace "six months" with "three months"

In the subsection entitled "Price and Discount Changes", paragraph four which applies to Programs licensed on a recurring charge, is not applicable.

The following replaces the first paragraph in the subsection entitled "Invoicing Payment and Taxes":

Amounts are due upon receipt of invoice and payable in accordance with the payment option you selected. Details of any payment options will be specified in the operations guide. You agree to pay accordingly, including any late payment fee.

In the subsection entitled "Failure to Pay Any Amounts Due":

In item 1, replace the words "in writing" with "in the operations guide"

The following replaces the second paragraph:

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The third paragraph is not applicable.


BXRT-02-00  11/98                Page 13 of 28

Section 7- Programs

The following replaces the first sentence in the first paragraph:

You agree to ensure the End User and you have signed the license agreement for a Program requiring a signature, as we specify in the Exhibit, before such Program is provided to the End User, and to provide any required documentation to us.

The third paragraph is not applicable.

Section 11- Installation and Warranty

The following replaces the first sentence of the second paragraph:

We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation for Machines we install and from the Warranty Start Date for Customer-Set-Up Machines.

Change the title of the subsection entitled Date of Installation for a Customer Set-Up-Machine" to "Warranty Start Date For a Customer Set-Up-Machine" and replace the first sentence in the subsection with the following:

The Warranty Start Date is the date of first purchase by an End User, which you or your Remarketer, if applicable, record on the End Users sales receipt.

Section 13- Marketing of Services

The following replaces the first paragraph:

You may market the Services we specify in your applicable Profile.

Paragraphs two and three are not applicable.

Add the following as the first paragraph in the subsection entitled "Marketing of Services for a Fee":

Refer to your applicable Profile to determine whether the terms of this subsection apply.

The subsection entitled "Services We Perform As Your Subcontractor" is not applicable.

Section 14- Marketing of Financing

The following two paragraphs replace the first paragraph:

Refer to your applicable Profile to determine whether the terms of this section apply.

If we approve you on your Profile, you may market our Financing Services, as we specify in the Exhibit, for Products and Services and any associated products and services you market to the End User.

Section 15- Engineering Changes

The following replaces the last sentence in this Section:

We will reimburse you for your labor as we specify in the operations guide.

Section 16- Ending the Agreement

The following replaces the second sentence in the sixth paragraph:

We may offset any amounts due you against amounts due us.


BXRT-02-00  11/98                Page 14 of 28

The following terms apply to the countries in EMEA, as noted:

Section 8- Export

The following terms apply to all countries in Western Europe:

The following replaces the entire Section:

You may actively market Products and Services only within Western Europe. You may market Programs as permitted by their licensing terms. You may not market outside this scope, and you agree not to use anyone else to do so. Your responsibilities under this Agreement apply wherever you provide Products and Services in Western Europe.

If a Customer acquires a Product for export outside Western Europe, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model, and serial number if applicable, date of sale, and destination country.

We exclude such Products from:

1.    any of your attainment toward your objectives; and

2.    qualification for applicable promotional offerings and marketing funds.

We may also reduce future supply allocations to you by the number of exported Products. In all cases, you agree to use your best efforts to ensure that your Customer complies with all export laws and regulations, including those or the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of the country in which the Product is imported or exported.

The following terms apply to the Republic of South Africa. Namibia, Swaziland and Lesotho.

The following replaces the entire Section:

You may actively market Products and Services only within the Republic of South Africa, Namibia, Swaziland and Lesotho. You may market Programs as permitted by their licensing terms. You may not market outside this scope, and you agree not to use anyone else to do so. Your responsibilities under this Agreement apply wherever you provide Products and Services in such countries.

If a Customer acquires a Product for export outside such countries, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. Before your sale of such Product, you agree to prepare a support plan for it and obtain your customers agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model, and serial number if applicable, date of sale, and destination country.

We exclude such Products from:

1.    any of your attainment toward your objectives; and

2.    qualification for applicable promotional offerings and marketing funds.

We may also reduce future supply allocations to you by the number of exported Products. in all cases, you agree to use your best efforts to ensure that your Customer complies with all export laws and regulations, including those of the United States and the country specified in the Governing Law Section of this Agreement and any laws and regulations of the country in which the Product is imported or exported.

The following terms apply to all other countries in EMEA:

The following replaces the first paragraph:


BXRT-02-00  11/98                Page 15 of 28

You may actively market Products and Services only within (country name). You may market Programs as permitted by their licensing terms. You may not market outside this scope, and you agree not to use anyone else to do so.

The following terms apply to the specific country, or group of countries, in EMEA, us noted:

AFRICAN COUNTRIES

The following terms apply to all countries in Africa:

Section 3- Inventory Adjustments

The terms of this Section are not applicable.

The following terms apply to the following African countries:

Algeria, Benin, Burkina Faso, Cameroon, Cape Verde, Central African Republic, Chad, Congo, Djibouti, D.R. of Congo, Equatorial Guinea, Gabon, Gambia, Guinea, Guinee Bissau, Ivory Coast, Mali, Mauritania, Morocco, Niger, Senegal, Togo, and Tunisia.

Section 2- Ordering and Delivery

The following replaces the second paragraph:

We will deliver the Products and Services in France to the forwarding agent you designate in accordance with the 1990 FCA Incoterm.

The fifth paragraph (starting with "We select...") is not applicable.

Section 9- Title

The following replaces the first paragraph in this Section:

When you order a Machine, we transfer title to you upon delivery in France to your forwarding agent.

Section 10- Risk of Loss

The following replaces the entire section:

We bear risk of loss, or damage to, a Product or Service until its initial delivery from us to your forwarding agent in France or, if you request and we agree, delivery from us to your Customer in France. Thereafter, you assume the risk.

AUSTRIA

Section 9- Title

The following replaces the first paragraph in this Section:

We retain title to Machines until full payment has been received. You agree to assign your claim against your Customer in the event you sell Products before we receive full payment.

Section 11- Installation and Warranty

The following replaces the fourth paragraph:

For non-IBM Products we provide to you, the same warranties apply as for IBM Products, unless we specify otherwise in a transaction document Warranty Service for non-IBM Products may be performed by other than IBM personnel.

CENTRAL AFRICA


BXRT-02-00  11/98                Page 16 of 28

The following terms apply to all countries in Central Africa:

Section 2- Ordering and Delivery

The following replaces the second paragraph:

Products ordered will be delivered Free Carrier at Schipol Airport, Amsterdam or any other exporting point as IBM may direct from time to time.

The following replaces the fifth paragraph;

You pay all transportation and associated charges from the IBM shipping location.

Section 4- Price, Invoicing, Payment and Taxes:

The following replaces the first sentence in the subsection entitled "Invoicing, Payment and Taxes";

Unless otherwise agreed to by us in writing, payment for each order shall be due and payable to our account in New York, U.S.A. (or another such account as is designated by IBM in writing) by means of a confirmed and irrevocable Letter of Credit, in a form acceptable to us, to be issued prior to delivery to Free Carrier in accordance with INCOTERMS 1980 of the International Chamber of Commerce.

Add the following as the second paragraph:

All payments by either party to the other under any provisions of this Agreement shall be made in United States dollars.

Section 9- Title

The following replaces the first paragraph:

When you order a Machine, we transfer title to you upon payment of all amounts due, or upon delivery, whichever occurs later.

CENTRAL EUROPE and RUSSIA

The following terms apply to all countries in Central Europe and Russia except Czech Republic:

Section 2- Ordering and Delivery

The following two paragraphs replace the second paragraph:

The Products are delivered to the local country platform under standard delivery terms. In this connection, if the Agreement refers to shipment to you or your End User, it is understood as the designation of the party entitled to receive the Products at the local country platform. In specific situations we may agree to deliver Products to your platform. You will act as importer and pay customs duties.

In specific situations we may agree to deliver Products to a different location, provided you comply with the relevant provisions set forth in the operations guide or as we otherwise specify to you in writing.

Add the following as the last sentence in the fifth paragraph:

However, you agree to pay handing and transportation charges when we specify.

Section 3- inventory Adjustments

The following replaces the second sentence in the third paragraph:

We will issue a credit or refund the price you paid, to your account at our discretion.


BXRT-02-00  11/98                Page 17 of 28

Section 4- Price, Invoicing, Payment and Taxes

In the subsection entitled "Invoicing, Payment and Taxes" the following replaces the first paragraph:

You agree to pay in accordance with the payment terms specified on the invoice or as otherwise agreed and communicated by IBM, including any late payment fee. Details of payment terms are specified in the operations guide.

Add the following at the end of the second paragraph:

However, IBM reserves the right to make the respective payment at its election in U.S. dollars or in local currency, based on the official exchange rate on the date of payment, to your account in the country in which you are located instead of crediting your account with IBM.

Section 8- Export

The following replaces the entire Section:

You may actively market Products and Services only within your applicable Territory. You may market Programs as permitted by their licensing terms. You may not market outside this scope, and you agree not to use anyone else to do so. Your responsibilities under this Agreement apply whenever you provide Products and Services in your applicable Territory.

If a Customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms or our own separate agreement with this Customer state otherwise. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customers agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model and serial number if applicable, date of sale, and destination country.

Unless such export is otherwise approved in our own separate agreement with this Customer we exclude Products exported outside your approved Territory from any of your attainment objectives and qualification for applicable promotional offerings and marketing funds.

In all cases, you agree to use your best efforts to ensure that your Customer complies with all export laws and regulations including those of the United States and the original county of export, and any laws and regulations of the country in which the Product is imported or exported.

Section 9- Title

The following replaces the first sentence in the first paragraph:

When you order a Machine, title passes to you upon shipment provided IBM has received payment in full. Otherwise, title passes when IBM receives payment in full.

Section 13- Marketing of Services

Add the following as the first paragraph of the Section:

Where IBM Services are available, this Section is assigned to the local IBM Company, listed in the operations guide. Local law and local jurisdiction will apply to such transactions. Payment terms will be included in the operations guide. All other provisions of the Agreement apply.

DENMARK

Section 9- Title

The following replaces the first sentence in this Section:


BXRT-02-00  11/98                Page 18 of 28

When you order a Machine, we transfer title to you on the date you receive delivery from IBM.

EGYPT

Section 3- Inventory Adjustments

The terms of this Section are not applicable.

Section 4- Price, Invoicing, Payment and Taxes

The following are additional terms in the subsection entitled "Invoicing, Payment and Taxes":

You will pay by Letter of Credit for each shipment, or other form of payment as instructed by us.

If the government imposes a duty, tax (other than an income tax), or fee on the Agreement or any Product or Service provided under it, not otherwise provided for in our prices and charges, you agree to pay it when we invoice you.

Letter of Credit for Each Shipment

Payment in full for each Product and Service and for other charges referred to herein will be made in United States dollars through an irrevocable and confirmed Letter of Credit which shall be in a form acceptable to us. You agree to open such an irrevocable Letter of Credit no later than 14 days prior to our scheduled shipment date on the basis of a pro forma invoice indicating the current price of the Product and Services and other estimated charges. Such Letter of Credit shall expire no earlier than 30 days after the latest shipment date on which they are delivered to your designated location as agreed to by us. You further agree to adjust the amount of such Letter of Credit on the basis of shipment and other charges referred to herein. The irrevocable Letter of Credit shall be negotiable by us upon submission to the bank of the related commercial invoices and the shipping documents specified in the credit, evidencing shipment.

Any fees, however designated, levied by a bank to open or amend a Letter of Credit, or effect payment in United States dollars by the opening bank, shall be borne by you. Any fees, however designated, levied by the advising or collecting bank shall be borne by the IBM World Trade Corporation.

Other invoices for adjustments, additional charges, taxes, etc., if any, payable or reimbursable by you to us under this Agreement, may be issued subsequent to delivery to you and shall be payable in full in United States dollars within thirty days of the date of the invoice.

Failure by you to establish a Letter of Credit in accordance with the provisions of this Section will entitle us to cancel this Agreement without liability on our part.

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you when the Machine is shipped.

ESTONIA

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you on the date you receive delivery from IBM.

FINLAND

Section 9- Title

The following replaces the first sentence in this Section:


BXRT-02-00  11/98                Page 19 of 28

When you order a Machine, we transfer title to you on the date of delivery from IBM.

GERMANY

Section 9- Title

The following replaces the first paragraph in this Section:

We retain title to Machines until full payment has been received. You agree to assign your claim against your Customer in the event you sell Products before we receive full payment.

Section 11- Installation and Warranty

Add the following as the first paragraph:

We provide warranty to you only by repair or replacement. If we are unable to do so in reasonable time, you may request either a partial refund equal to the reduced value of the unrepaired Machine or return the Machine and receive a full refund of the amount paid.

The following replaces the terms in the fourth paragraph:

For non-IBM Products we provide to you, the same warranties apply as for IBM Products, unless we specify otherwise in a transaction document. Warranty Service for non-IBM Products may be performed by other than IBM personnel.

Section 13- Marketing of Services

The following replaces the first sentence in the fifth paragraph in the subsection entitled "Marketing of Services for a Fee":

If the Service is terminated within three months of the date the payment from the End User was due us and IBM is not responsible for the termination, you agree to reimburse us for any payments we made to you associated with it.

ITALY

Section 1- Our Relationship

The following replaces the second sentence in Item 1 in the subsection entitled "Other Responsibilities":

You may return the Products to us at our expense, as we specify in the operations guide. We will issue credit to you after we accept the returned Products and we receive your invoice for them.

Section 3- Inventory Adjustments

The following replaces the second sentence in paragraph three:

We will issue a credit to you after we accept the returned Products and we receive your invoice for the returned Products.

Section 4- Price, Invoicing, Payment and Taxes

Add the following at the end of the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

Such fees will be apportioned to the number of days of the delay. We may transfer the credit to a factoring company. If we do so we will advise you in writing.

Section 9- Title

The following replaces the first sentence in this Section:


BXRT-02-00  11/98                Page 20 of 28

When you order a Machine, we transfer title to you on delivery from IBM to you.

LATVIA

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you on the date you receive delivery from IBM.

LITHUANIA

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you on the date you receive delivery from IBM.

NAMIBIA

Section 4- Price Invoicing, Payment and Taxes

Add the following as the last paragraph of the subsection entitled "Price and Discount":

The price of Index-Linked Machines shall be increased or decreased by a currency adjustment which is equal to the price specified in the order, adjusted, if applicable, in terms of any price changes, multiplied by a percentage specified in the Order (Index-Link Percentage), multiplied by (Closing index minus Base index) divided by the Base Index.

Definitions

Base Index: means the index on which IBM's current Product prices are based, and is specified on the invoice and upon request from IBM.

Closing Index: means the Index ruling on the Business Day prior to Shipment and is specified on the invoice and upon request from IBM.

Index: means the South African Rand, equivalent to one European Currency Unit
(ECU), at any time, and any other currency unit as specified by IBM in the Order.

Index-Linked Machine: means any Machine so designated by IBM, which is subject to a currency adjustment.

NORWAY

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you on the date you receive delivery from IBM.

SOUTH AFRICA

Section 4- Price, Invoicing, Payment and Taxes.

Add the following as the last paragraph of the subsection entitled "Price and Discount":

The price of Index-Linked Machines shall be increased or decreased by a currency adjustment which is equal to the price specified in the order, adjusted, if applicable, in terms of any price changes, multiplied by a percentage specified in the Order (Index-Link Percentage), multiplied by (Closing Index minus Base Index) divided by the Base Index.

Definitions


BXRT-02-00  11/98                Page 21 of 28

Base Index: means the Index on which IBM's current Product prices are based, and is specified on the invoice and upon request from IBM.

Closing Index: means the Index ruling on the Business Day prior to Shipment and is specified on the invoice and upon request from IBM.

Index: means the South African Rand. equivalent to one European Currency Unit
(ECU), at any time, and any other currency unit as specified by IBM in the Order,

Index-Linked Machine: means any Machine so designated by IBM, which is subject to a currency adjustment.

SPAIN

Section 4- Price, Invoicing, Payment and Taxes

And the following at the end of the first paragraph in the subsection entitled "Invoicing. Payment and Taxes:

Such fee will be apportioned to the number of days of the delay. We may transfer the credit to a factoring company.

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you when the Machine is shipped.

Section 16- Ending the Agreement

The following replaces the first sentence:

Regardless of the contract duration specified in the Profile, or any renewal period in effect, you may terminate this Agreement, with or without cause, on three months' written notice and we may terminate, with or without cause, on six months' written notice.

SWEDEN

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you on the date you receive delivery from IBM.

TURKIYE

Section 2- Ordering and Delivery

The following replaces the fifth paragraph in this Section:

We select the method of transportation. We will specify in the related transaction document the party who is responsible for the associated transportation charges.

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the last sentence of the subsection entitled "Failure To Pay Any Amounts Due":

For future legal obligations, the related party will be responsible for its own part.

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you when the Machine is shipped.


BXRT-02-00  11/98                Page 22 of 28

United Kingdom

Section 9- Title

The following terms replace the entire Section:

When you order a Product we transfer title to you upon payments of all amounts due under this Agreement to 1) IBM, or 2) IBM United Kingdom Financial Services Limited (FSL), if you have entered into a Dealer Financing Agreement with FSL.

We do not transfer a Program's title.

Products are owned by IBM until title has been transferred to you.

You shall clearly identify Products as IBM property. Such Products are presumed to belong to IBM unless you can prove otherwise.

Your right to possession of Products owned by IBM will cease if 1) your actions entitle any person to appoint a receiver or administrative receiver of your property, 2) you become subject to any form of insolvency proceedings (or IBM has reason to believe any of the preceding events is likely to occur), 3) you fail to make payments hereunder when due, or 4) the Agreement is terminated. We may then, in addition to any other remedies available to us, enter any premises to recover our property and require you not to resell or part with possession or Products until you have paid us, in full, all sums due us.

You will pass title to any returned Products to IBM free from all encumbrances.

ZIMBABWE

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the last paragraph of the subsection entitled "Price and Discount":

The price of a Machine shall be increased or decreased by a currency adjustment which is equal to the currency exchange differential between the Opening Index and the Closing index.

Definitions:

Closing index: means the Index specified on the Customs Bill of Entry.

Customs Bill of Entry: means the document provided by the Zimbabwean Customs Authority to IBM upon clearance of the Machine through such Customs into Zimbabwe.

Index: means the Zimbabwean Dollar equivalent, at any time, to one United States of America dollar.

Opening Index: means the index specified in the order.

LATIN AMERICA

The following terms apply to all countries in Latin America:

Section 2- Ordering and Delivery

The following replaces the fifth paragraph in this Section:

We select the method of transportation. We are responsible for payment of transportation charges unless we specify otherwise to you in writing.

Section 4- Price, Invoicing, Payment and Taxes


BXRT-02-00  11/98                Page 23 of 28

In the subsection entitled "Price and Discount Changes", paragraph four which applies to Programs licensed on a recurring charge, is not applicable.

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you on the date of delivery from IBM.

The following terms apply to the specific countries in Latin America, as noted:

BRAZIL

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the last paragraph of the subsection entitled "Price and Discount":

If country law regarding price policies is altered, allowing monetary readjustment of price in shorter periods of time than the one already in effect, each of us agrees that our prices to you may be revised as frequently and as soon as the law allows. However, it for any reason the official adjustment index becomes extinct or worthless, it is agreed that monetary readjustment will be based upon any similar index produced by the second most important economic institution in the country, or by a new official index the local government establishes.

In the subsection entitled "Price and Discount Changes", paragraph four which applies to Programs licensed on a recurring charge, is not applicable.

The following replaces the second paragraph in the subsection entitled "Failure To Pay Any Amounts Due":

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The third paragraph is not applicable.

Section 9- Title

The following replaces the entire Section:

Property to an IBM Machine is not transferred when the Machine is delivered to the Business Partner. IBM holds domain, property and the constructive possession of a Machine and the Business Partner holds only actual possession of such Machine until IBM receives payments of all amounts due, at which time title passes to the Business Partner.

We do not transfer a Program's title. We only grant a license to a Program.

Section 16- Ending the Agreement

The following replaces the second sentence in the sixth paragraph:

We may offset any amounts due you against amounts due us.

CHILE

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the second paragraph in the subsection entitled "Price and Price Discount Changes":

When our price to you is in local currency, price increases or discount reductions apply. When our price to you is in United States dollars, price increases do not apply.

LATIN AMERICA SOUTH


BXRT-02-00  11/98                Page 24 of 28

The following terms apply to all countries in Latin America South:

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the second paragraph of the subsection entitled "Invoicing, Payment and Taxes":

The invoiced amounts shall be paid in United States dollars or their equivalent in legal currency, at the exchange rate applicable to dividends and/or, profits, foreign transfers made by private natural or legal persons, on the payment date, at the domicile of IBM, or whatever it may be determined by the latter, on the dates established in the respective invoices. In the case of a bank holiday, the opening exchange rate shall be applied.

The payment shall be considered as duly made when IBM effectively receives the funds. in the subsection entitled "Failure to Pay Any Amounts Duet

The following replaces the second paragraph:

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The third paragraph is not applicable.

Section 18- Ending the Agreement

The following replaces the second sentence in the sixth paragraph:

We may offset any amounts due you against amounts due us.

MEXICO

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the second paragraph in the subsection entitled "Price and Discount Changes":

When our price to you is in local currency, price increases are effective on the date of announcement.

Add the following after the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

The invoiced amounts shall be paid in United States dollars or their equivalent in legal currency, at the exchange rate applicable to dividends end/or profits, foreign transfers made by private natural or legal persons, on the payment date, at the domicile of IBM, or whatever it may be determined by the latter, on the dates established in the respective invoices. In the case of a bank holiday, the opening exchange rate shall be applied.

The payment shall be considered as duly made when IBM effectively receives the funds.

The following replaces the first item in the list in the subsection entitled "Failure to Pay Any Amounts Due":

Impose a finance charge, as we specify to you in writing, on the portion which was not paid during the required period;

PERU

Section 4- Price, Invoicing, Payment and Taxes

In the subsection entitled "Failure to Pay Any Amounts Due" the following replaces the second paragraph:


BXRT-02-00  11/98                Page 25 of 28

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The last paragraph is not applicable.

VENEZUELA

Section 4- Price, Invoicing. Payment and Taxes

Add the following as the last paragraph of the subsection entitled "Price and Discount":

If country law regarding price policies is altered, allowing monetary readjustment of price in shorter periods of time than the one already in effect, each of us agrees that our prices to you may be revised as frequently and as soon as the law allows. However, if for any reason the official adjustment index becomes extinct or worthless, it is agreed that monetary readjustment will be based upon any similar index produced by the second most important economic institution in the country, or by a new official index the local government establishes.

The following replaces the second paragraph in the subsection entitled "Failure To Pay Any Amounts Due":

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The third paragraph is not applicable.

Section 16- Ending the Agreement

The following replaces the second sentence in the sixth paragraph:

We may offset any amounts due you against amounts due us.

NORTH AMERICA

The following terms apply to the specific countries in North America, as noted:

CANADA

Section 4- Price, Invoicing, Payment and Taxes

The following is an additional subsection and follows the subsection entitled "Invoicing, Payment and Taxes":

Purchase Money Security Interest

You grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, Products and Services, until we receive the amounts due. You agree to sign an appropriate document, to permit us to perfect our purchase money security interest.

Section 7- Programs

The following replaces the second paragraph:

We will ship the media and documentation to you.

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you when we ship the Machine.


BXRT-02-00  11/98                Page 26 of 28

CARIBBEAN NORTH DISTRICT

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the next to last paragraph in the section:

If any authority requires us to withhold taxes from our payments to you, we will do so and remit such to the taxing authority. if we are assessed withholding taxes, interest or penalties by such authority with respect to payments we made to you, you will reimburse us for such tax and for interest and penalties which are not due to IBM's negligence.

UNITED STATES OF AMERICA

Section 1- Our Relationship

Add the following as the first item in the subsection entitled
"Responsibilities":

1. we offer a money-back guarantee to End Users for certain Products. You agree to inform the End User of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return in the time frame we specify 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify. We will pay a transportation charge for return of the Product to us and will give you an appropriate credit.

Section 2- Ordering and Delivery

Add the following as the last paragraph in the Section:

If we are unable to stop shipment of an order you cancel, and you return such Product to us after shipment, our inventory adjustment terms apply.

The following replaces the last two sentences in the last paragraph:

The Exhibit will specify if a cancellation charge applies and where we will specify the charge.

Section 4- Price, Invoicing, Payment and Taxes

Add the following as the second sentence, in the first paragraph, in the subsection entitled "Price and Discount":

Unless we specify otherwise, discounts do not apply to Program upgrades, accessories, or field-installed Machine features conversions, or upgrades.

The following are additional subsections and follow the subsection entitled "Invoicing, Payment and Taxes":

Reseller Tax Exemption

You agree to provide us with your valid reseller exemption documentation for each applicable taxing jurisdiction to which we ship Products and Services, if we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

Purchase Money Security Interest

You grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, Products and Services, until we receive the amounts due. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

Section 7- Programs

The following replaces the second paragraph:


BXRT-02-00  11/98                Page 27 of 28

We will designate in the Exhibit if 1) we will ship the media and documentation to you or, if you request and we agree, to the End User, 2) you may copy and redistribute the media and documentation to the End User, or 3) you must copy and redistribute the media and documentation to the End User. If we ship the media and documentation, we may charge you. We will specify such charge 10 you in writing. If you copy and redistribute, you must be licensed to use the Program from which you make the copies. A Program license you acquired for use under the Demonstration, Development and Evaluation Products terms fulfill this requirement.

Section 9- Title

The following replaces the first sentence in this Section:

When you order a Machine, we transfer title to you when we ship the Machine.


BXRT-02-00  11/98                Page 28 of 28

IBM Business Partner Agreement                                        [IBM LOGO]
Solution Provider Attachment

--------------------------------------------------------------------------------

These terms prevail over and are in addition to or modify the Remarketer Terms Attachment and the Complementary Marketing Terms Attachment.

1.    Marketing Approval

      You may be approved as a Solution Provider under a remarketer relationship or under a complementary marketing relationship, or both, if we approve you to market the same Products and Services under both remarketer and complementary marketing terms, all transactions will be under remarketer terms. You may unilaterally elect not to participate under remarketer terms for a specific transaction or business segment by providing us a signed IBM Business Partner Statement of Election. if you meet the requirements of the Marketing Approval section of the Complementary Marketing Terms Attachment, you may participate under those terms.

2.    Value Added Enhancement

      For Products we specify in the Exhibit, you are required to have a solution which is a value added enhancement that we approve and specify on your Profile and which significantly adds to the Product's function and capability.

3.    Your Responsibilities To IBM

      You agree:

      1. to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

      2. that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve the minimum annual attainment we specify in your Profile;

      3. to order Products and Services, as we specify in the operations guide;

      4. to maintain trained personnel, as we specify in your Profile or Exhibit, as applicable;

      5. to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you;

      6. to have access to the Products you are approved to market for 1) demonstration purposes, 2) providing support to your End Users and
            3) supporting your value added enhancement;

      7. to maintain the capability to demonstrate Products we approve you to market; and

      8. that the products and deliverables you market in conjunction with IBM Products and Services are Year 2000 Ready. A product (for example, a machine or program) or a deliverable is Year 2000 Ready if the product or deliverable when used in accordance with its associated documentation is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products used with the product or deliverable properly exchange accurate date data with it.


BXSP-02-00  11/98                 Page 1 of 5

4.    Your Responsibilities To End Users

      You agree to:

      1. assist the End User to achieve productive use of your solution and the Products and Services you marketed;

      2. configure Products we approve you to market. On your request, we may assist you;

      3. identify and select the required technology based upon the End User's requirements, and confirm that the Product configuration is fully capable of the satisfactory performance of your solution;

      4. not make representations that IBM is responsible for the Products' configuration and their ability to satisfy the End Users requirements;

      5.    advise the End User of Product installation requirements;

      6. develop a plan, agreed to by the End User, for installation and post-installation support for the offering you market. For Products and Services we approve you to market, such support includes your being the primary contact for Product and Services Information, technical advice and operational advice associated with the offering.

            However, you may delegate these support responsibilities for Products and any other associated products to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibility. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibility for such support;

      7. assist the End User in Product problem determination and resolution, unless this responsibility is delegated as specified in Item 6 above;

      8. give written notice to the End User of any modification you make to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product;

      9. support the End User in planning fulfillment of Product training and education requirements, including informing the End User of educational offerings, as applicable;

      10. inform the End User that the sales receipt (or other documentation, such as Proof of Entitlement, if it is required) will be necessary for proof of warranty entitlement or for Program upgrades; and

      11.   provide warranty information to the End User.


BXSP-02-00  11/98                 Page 2 of 5

Country Unique Terms For The Solution Provider Attachment

The following modify the terms of this Attachment in the specific countries, as noted:

ASIA PACIFIC

The following applies to all countries in Asia Pacific:

Section 1- Marketing Approval

The following replaces all the terms of the Section:

You may be approved as a Business Partner under a remarketer relationship or under a complementary marketing relationship, or both, but not for the same Product or Service.

The following applies to all countries in Asia Pacific, except Australia:

Section 1- Marketing Approval

The following is an additional term:

We may specify the type of account in your Profile or specific industry codes to which you may market Products and Services. if we do so, you agree to comply.

The following applies to the countries in Asia Pacific, as noted:

AUSTRALIA

Section 2- Value Added Enhancement

The following are additional terms to this Section:

Your value added enhancement must be the primary justification for the End User's acquisition of the Products and Services you market. The exception to this is when the End User is acquiring an upgrade to a system you installed with your value added enhancement which is still in productive use. However, your value added enhancement must be the primary justification for a processor upgrade requiring a processor serial number change. Upgrades include processor upgrades, peripherals, and programs. A sale to an End User without your value added enhancement, when it is required, is a material breach of the Agreement.

EMEA

The following terms apply to ill the countries in EMEA:

Section 4- Your Responsibilities To End Users

Delete items 8 and 11 and add the following as the last item in the Section:

Inform the End User, in writing, from whom to obtain warranty service and of any other applicable warranty information, as well as any modification made to a Product and advise that such modification may void the warranty.


BXSP-02-00  11/98                 Page 3 of 5

NORTH AMERICA

The following applies to the countries in North America, as noted:

CANADA

Section 1- Marketing Approval

The following are additional terms to this Section:

We may specify the type of account or specific industry codes to which you may market Products and Services. When you do so, you agree that, at a minimum, 80% of your annual IBM system unit sales (measured by the price you paid IBM) will be to those accounts.

Section 2- Value Added Enhancement

The following are additional terms to this Section:

You agree to market Products and Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Products we specify do not require a value added enhancement.

In the event we withdraw approval of your value added enhancement, we also withdraw your approval as an IBM Business Partner for that value added enhancement.

We may, at any time, modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria.

You agree to market Products, including processor upgrades requiring a processor serial number change, to only End Users for whom your value added enhancement is their primary reason for acquiring the Products, and who intend the on-going use of such enhancement. A sale to an End User without a value added enhancement, when required, is a material breach of the Agreement.

However, your value added enhancement is not required to be the End User's primary reason for acquiring upgrades to systems you previously installed with your enhancement and where your enhancement is still in productive use. Upgrades include processor upgrades (non-serial number change), peripherals and programs.

Unless we specify otherwise in writing, you may market upgrades only to those End Users where you have installed your value added enhancement, and who intend on-going use of that value added enhancement.

UNITED STATES OF AMERICA

Section 1- Marketing Approval

The following is an additional term to this Section:

We may specify the specific industry codes to which you may market Products and Services, if we do so, you agree to comply.

Section 2- Value Added Enhancement

The following are additional terms to this Section:


BXSP-02-00  11/98                 Page 4 of 5

You agree to market Products and Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Products we specify do not require a value added enhancement.

In the event we withdraw approval of your value added enhancement we also withdraw your approval as an IBM Business Partner for that value added enhancement.

We may, at any time modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria.

You agree to market Products, including processor upgrades requiring a processor serial number change, to only End Users for whom your value added enhancement is their primary reason for acquiring the Products, and who intend the on-going use of such enhancement. A sale to an End User without a value added enhancement, when required, is a material breach of the Agreement.

However, your value added enhancement is not required to be the End User's primary reason for acquiring upgrades to systems you previously installed with your enhancement and where your enhancement is still in productive use. Upgrades include processor upgrades (non-serial number change), peripherals and programs.

Unless we specify otherwise in writing, you may market upgrades only to those End Users where you have installed your value added enhancement, and who intend on-going use of that value added enhancement.

Section 4- Your Responsibilities to End Users

Add the following as the preamble to this Section:

When you market Products and Services under complementary marketing terms, Items 2 and 5 only apply when you use our central order facility. Items 10 and 11 are not applicable.


BXSP-02-00  11/98                 Page 5 of 5

IBM Business Partner Agreement -
General Terms

--------------------------------------------------------------------------------

                                Table of Contents

Section               Title                                                 Page

  1.        Definitions .......................................................2

  2.        Agreement Structure and Contract Duration .........................3

  3.        Our Relationship ..................................................4

  4.        Status Change .....................................................5

  5.        Confidential Information ..........................................5

  6.        Marketing Funds and Promotional Offerings .........................6

  7.        Production Status .................................................6

  8.        Patents and Copyrights ............................................6

  9.        Liability .........................................................7

  10.       Trademarks ........................................................7

  11.       Changes to the Agreement Terms ....................................8

  12.       Internal Use Products .............................................8

  13.       Demonstration, Development and Evaluation Products ................8

  14.       Electronic Communications .........................................9

  15.       Geographic Scope ..................................................9

  18.       Governing Law .....................................................9


BXGT-02-00  11/98                 Page 1 of 25

IBM Business Partner Agreement -
General Terms

--------------------------------------------------------------------------------

1.    Definitions

      Business Partner is a business entity which is approved by us to market Products and Services under this Agreement.

      Customer is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

      End User is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

      Enterprise is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

      Licensed Internal Code is called "Code". Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

      Machine is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

      Product is a Machine or Program, that we approve you to market, as we specify in your Profile.

      Program is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market.

      Related Company is any corporation, company or other business entity:

      1. more than 50 percent of whose voting shares are owned or controlled, directly or indirectly, by either of us, or

      2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

      3. more than 50 percent of whose voting shares are under common ownership or control, directly or indirectly, with the voting shares of either of us.

      However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

      Remarketer is a business entity which acquires Products and Services, as applicable, for the purpose of marketing.

      Service is performance of a task, provision of advice and counsel, assistance, or access to a resource (such as a network and associated enhanced communication and support) that we approve you to market.


BXGT-02-00  11/98                 Page 2 of 25

2.    Agreement Structure and Contract Duration

      Profiles

      We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

      General Terms

      The General Terms apply to all of our Business Partners.

      Attachments

      We describe, in a document entitled an "Attachment", additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

      Exhibits

      We describe in an Exhibit, specific information about Products and Services, for example, the list of Products and Services, and warranty information about the Products.

      Transaction Documents

      We will provide to you the appropriate "transaction documents." The following are examples of transaction documents, with examples of the information and responsibilities they may contain:

      1.    invoices (item, quantity, payment terms and amount due); and

      2. order acknowledgements (confirmation of Products and quantities ordered).

      Conflicting Terms

      If there is a conflict among the terms in the various documents, the terms of:

      1.    a transaction document prevail over those of all the documents;

      2. an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;

      3. a Profile prevail over the terms of an Attachment and the General Terms; and

      4.    an Attachment prevail over the terms of the General Terms.

      If there is an order of precedence within a type of document, such order will be stated in the document (for example, the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

      Our Acceptance of Your Order

      Products and Services become subject to this Agreement when we accept your order by:

      1.    sending you a transaction document; or

      2.    providing the Products or Services.


BXGT-02-00  11/98                 Page 3 of 25

      Acceptance of the Terms in a Transaction Document

      You accept the terms in a transaction document by doing any of the following:

      1.    signing it (those requiring a signature must be signed);

      2.    accepting the Product or Services;

      3.    providing the Product or Services to your Customer; or

      4.    making any payment for the Product or Services.

      Contract Duration

      We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. However, you may advise us in writing not to renew the Agreement. Each of us is responsible to provide the other three months' written notice if this Agreement will not be renewed.

3.    Our Relationship

      Responsibilities

      Each of us agrees that:

      1. you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us:

      2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

      3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

      4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

      5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

      6.    we may withdraw a Product or Service from marketing at any time;

      7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement;

      8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

      9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

      10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us:

      11. IBM reserves the right to assign, in whole or in part, this Agreement to a Related Company, but may assign its rights to payment or orders placed hereunder to any third party;

      12.   IBM does not guarantee the results of any of its marketing plans;
            and

      13. each of us will comply with all applicable laws and regulations (such as those governing consumer transactions).


BXGT-02-00  11/98                 Page 4 of 25

      Other Responsibilities

      You agree:

      1. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine:

      2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

      3.    to maintain the criteria we specified when we approved you;

      4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

      5. not to assign or otherwise transfer this Agreement, your rights under this Agreement, or any of its approvals, or delegate any duties, unless expressly permitted to do so in this Agreement. Otherwise, any attempt to do so is void;

      6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

      7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

      6. to promptly provide us with documents we may require from you or the End User (for example, our license agreement signed by the End User) when applicable; and

      9. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred or is likely to occur.

      Our Review of Your Compliance with this Agreement

      We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of your compliance with this Agreement on your premises during your normal business hours.

      If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products or Services or we may offset any amounts due to you from us.

4.    Status Change

      You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

5.    Confidential Information

      This section comprises a Supplement to the IBM Agreement for Exchange of Confidential information. "Confidential Information" means:

      1.    all information IBM marks or otherwise states to be confidential;

      2.    any of the following prepared or provided by IBM;


BXGT-02-00  11/98                 Page 5 of 25

            a.    sales leads,

            b.    information regarding prospects or Customers

            c.    unannounced information about Products and Services,

            d.    business plans, or

            e.    market intelligence;

      3. any of the following written information you provide to us on our request and which you mark as confidential;

            a.    reporting data,

            b.    financial data, or

            c.    the business plan.

      All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.    Marketing Funds and Promotional Offerings

      We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.    Production Status

      Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. Regardless of the IBM Machine's production status, our appropriate warranty terms apply. You agree to inform your Customer of these terms in writing (for example, in your proposal or brochure).

8.    Patents and Copyrights

      For the purpose of this section only, the term Product includes Licensed Internal Code (if applicable).

      If a third party claims that a Product we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

      1.    promptly notify us in writing of the claim; and

      2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

      If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or 10 modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

      This is our entire obligation to you regarding my claim of infringement.

      Claims for Which We Are Not Responsible

      We have no obligation regarding any claim based on any of the following:

      1.    anything you provide which is incorporated into a Product;


BXGT-02-00  11/98                 Page 6 of 25

      2. your modification of a Product, or a Program's use in other than its specified operating environment;

      3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

      4. infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

9.    Liability

      Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

      Our Liability

      We are responsible for no more than:

      1.    payments referred to in the "Patents and Copyrights" section above;

      2. damages for bodily injury (including death) caused by our negligence;

      3. actual direct loss or damage to real property or tangible personal property caused by our negligence; and

      4. the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement, up to the greater of U.S. $100,000 (or equivalent) or the charges for the Product or Service that is the subject of the claim.

      Items for Which We Are Not Liable

      Under no circumstances (except as required by law) are we liable for any of the following:

      1. third-party claims against you for damages (other than those under the first three items above in the subsection entitled "Our Liability");

      2.    loss of, or damage to, your records or data; or

      3. special, incidental, or indirect damages, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

      Your Liability

      In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

10.   Trademarks

      We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

      1.    within the geographic scope of this Agreement;

      2.    in association with Products and Services we approve you to market;
            and

      3.    as described in the written guidelines provided to you.

      The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Products and Services.

      You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our


BXGT-02-00  11/98                 Page 7 of 25

      Trademarks, if you do not, you agree to pay any expenses and fees we incur in getting you to stop.

      You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

      Our Trademarks, and any goodwill resulting from your use of them, belong to us.

11.   Changes to the Agreement Terms

      We may change the terms of this Agreement by giving you one month's written notice. We may, however, change the following terms without advance notice:

      1.    those we specify in this Agreement as not requiring advance notice;

      2.    those of the Exhibit unless otherwise limited by this Agreement; and

      3.    those relating to safety and security.

      Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in any written communication from you (such as an order), are void.

12.   Internal Use Products

      You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

      We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Except for personal computer Products, such Products do not count toward 1) your minimum annual attainment 2) determination of your discount or price, as applicable or 3) determining your marketing or promotional funds.

      Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit.

13.   Demonstration, Development and Evaluation Products

      You may acquire Products you are approved to market for demonstration, development and evaluation purposes, unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities.

      We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price, and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

      If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

      We may decrease the discount we provide for such Products on one month's written notice.

      You may make these Products available to Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before using the Program.


BXGT-02-00  11/98                 Page 8 of 25

14.   Electronic Communications

      Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's Identity and the document's authenticity.

15.   Geographic Scope

      All the rights and obligations of both of us are valid only in (country name).

16.   Governing Law

      The laws of (country name) govern this Agreement.

      The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.


BXGT-02-00  11/98                 Page 9 of 25

IBM Business Partner Agreement -
General Terms

--------------------------------------------------------------------------------

Country Unique General Terms

The following terms amend the General Terms, in the specific Countries, as noted.

ASIA PACIFIC

The following terms apply to all countries in Asia Pacific except Australia and New Zealand.

Section 1- Definitions

The following replaces the definition of End User

End User is anyone who uses Services or acquires Products for its own use and not for resale

Section 12- Internal Use Products

The following paragraph replaces the second paragraph:

We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for Internal use.

The following terms apply to the specific countries in Asia Pacific, as noted:

ASEAN COUNTRIES

Section 16- Governing Law

For personal computer Products acquired X-hub, add the following at the end of this Section:

Disputes and differences arising out of or in connection with this Agreement shall be finally settled by arbitration which shall be held in Singapore in accordance with the Rules of the International Chamber of Commerce (ICC). The arbitrator or arbitrators designated in conformity with those rules shall have power to rule on their own competence and on the validity of the Agreement to submit to arbitration. The arbitration award shall be final and binding for the parties, without appeal, and the arbitral award shall be in writing and set forth the findings of fact and the conclusion of law.

All proceedings shall be conducted, including all documents presented in such proceedings, in the English language. The number of arbitrators shall be three, with each side to the dispute being entitled to appoint one arbitrator. The two arbitrators appointed by the Parties shall appoint a third arbitrator before proceeding upon the reference. The third arbitrator shall act as chairman of the proceedings. Vacancies to the post of chairman shall be filled by the president of the ICC. Other vacancies shall be filled by the respective nominating party. Proceedings shall continue from the stage they were at when the vacancy occurred.

If one of the parties refuses or otherwise fails to appoint an arbitrator within one month of the date the other party appoints its, the first appointed arbitrator shall be the sole arbitrator, provided that the arbitrator was validly and properly appointed.

AUSTRALIA

Section 9- Liability

Add the following after the subsection entitled "Our Liability":

Where we are in breach of a condition or warranty implied by the Trade Practices Act of 1974: 1) our liability is limited to, for services, the payment of the cost of having the services supplied again, and for goods, the repair or replacement of the goods or the supply of equivalent goods; and 2) where this condition or warranty relates to the right to sell, quiet possession or clear title (i.e.,


BXGT-02-00  11/98                Page 10 of 25

Section 69 of the Trade Practices Act), or the goods are of a kind ordinarily acquired for personal, domestic, or household use or consumption, then none of the limitations in this Section apply.

INDIA

Section 3- Our Relationship

In the subsection entitled "Responsibilities" the following replaces Item 8:

If no suit or other legal action is brought within two years after the cause of action arose, in respect to any claim that either of us may have against the other, the rights of the concerned party in respect to such claim shall be forfeited and the other party shall stand released from its obligations in respect to such claim;

Section 9- Liability

In the subsection entitled "Our Liability" the following replaces Items 2, 3, and 4:

2. liability for bodily injury (including death) or damage to real property and tangible personal property shall be limited to that caused by our negligence; and

3. as to any other actual loss or damage arising in any situation involving non-performance by us pursuant to, or in any way related to the subject of this Agreement, our liability will be limited to the charge paid by you for the individual Product or Service that is the subject of the claim. For purposes of this tern, the term "Product" includes License Internal Code and Materials.

INDOCHINA COUNTRIES

The following terms apply to all countries in Indochina (Cambodia, Laos, Myanmar and Vietnam):

Section 8. Patents and Copyrights

Add the following after the third paragraph in the Section:

We make no representation or warranties regarding the copyright status of Products and Services in (country name).

Section 16- Governing Law

Add the following after the second paragraph in this Section:

Disputes and differences arising out of or in connection with this Agreement shall be finally settled by arbitration which shall be held in Singapore in accordance with the Rules of the International Chamber of Commerce (ICC). The arbitrator or arbitrators designated in conformity with those rules shall have power to rule on their own competence and on the validity of the Agreement to submit to arbitration. The arbitration award shall be final and binding for the parties without appeal and the arbitral award shall be in writing and set forth the findings of fact and the conclusions of law.

All proceedings shall be conducted, including all documents presented in such proceedings, in the English language. The number of arbitrators shall be three, with each side to the dispute being entitled to appoint one arbitrator.

The two arbitrators appointed by the parties shall appoint a third arbitrator before proceeding upon the reference. The third arbitrator shall act as chairman of the proceedings. Vacancies in the post of chairman shall be filled by the president of the ICC. Other vacancies shall be filled by the respective nominating party. Proceedings shall continue from the stage they were at when the vacancy occurred.

If one or the parties refuses or otherwise fails to appoint an arbitrator within 3D days of the date the other party appoints its, the first appointed arbitrator shall be the sole arbitrator, provided that the arbitrator was validly and properly appointed.

The English language version of this Agreement prevails over any (country name) language version.

JAPAN


BXGT-02-00  11/98                Page 11 of 25

When creating the local Japan contract do not include items 9 and 10 in Section 3- Our Relationship, subsection "Responsibilities".

Section 8- Patents and Copyrights

After the word "patents" in the second paragraph, add the following:

(including utility model registrations and design registrations)

Section 9- Liability

The following is an additional term and follows item 4 in the subsection entitled "Our Liability":

However, if you cancel the contract for the Machine that is the subject of the claim and you purchase a substitute Machine as a replacement for that Machine during its warranty period, IBM will only be liable for the difference of the price between the substitute Machine and the subject Machine.

You agree to insert the following IBM Limitation of Liability statement into your contract with your End User. If you do not, you agree to compensate IBM for any End User claim, which we settle and pay, which exceeds IBM's limitation of liabilities as described in this Section.

"For any defects in an IBM Machine which an End User acquires from you, IBM (for the purpose of this article only, the term IBM includes IBM Corporation and its direct or indirect Related Companies) will be liable, including but not limited to, liability under Japan's Product Liability Law, to the End User only within the limit set forth hereunder:

1. repair or replacement of the IBM Machine as specified in the Statement of Limited Warranty provided with the IBM Machine; and

2. bodily injury, including death, or damage to tangible property for which IBM is legally liable.

In no event will IBM be liable for loss of intangible property including, but not limited to, data or programs.

If there is a conflict between the terms of the Statement of Limited Warranty and these terms, the term of the Statement of Limited Warranty will prevail."

Section 16- Governing Law

Add the following after the first paragraph in this Section:

Any doubts concerning this Agreement will be initially resolved between us in good faith and in accordance with the principle of mutual trust.

NEW ZEALAND

Section 9- Liability

Add the following after the subsection entitled "Our Liability":

The Consumer Guarantees Act 1993 will not apply in respect to any goods and services which we provide if you require the goods or services for the purpose of a business as defined in the Act. The implied warranties of merchantability and fitness for a particular purpose are also excluded. Where services are not required for the purposes of a business as defined in the Consumer Guarantees Act 1993 the limitations in this Section are subject to the limitations in that Act.


BXGT-02-00  11/98                Page 12 of 25

PEOPLE'S REPUBLIC OF CHINA

Section 16- Governing Law

The following replaces the first paragraph in this Section:

The laws of the State of New York govern this Agreement.

EMEA (EUROPE, MIDDLE EAST, AFRICA)

Listings of the countries or group of countries follows:

ALGERIA
CAPE VERDE
CENTRAL AFRICAN REPUBLIC
CHAD
D.R. OF CONGO
EGYPT
EQUATORIAL GUINEA
ESTONIA
GUINEE BISSAU
ISRAEL
IVORY COAST
LATVIA
LITHUANIA
MOROCCO
PAKISTAN
SOUTH AFRICA
TUNISIA
TURKIYE

IBM CENTRAL AFRICA

Benin             Eritrea           Malta                         Sudan
Botswana          Ethiopia          Mauritania                    Tanzania
Burkina Faso      Gabon             Mozambique                    Toga
Burundi           Gambia            Niger                         Uganda
Cabo Verde        Ghana             Nigeria                       Zambia
Cameroon          Guinea            Republique Centre Africaine   Zimbabwe
Congo             Kenya             Rwanda
Cote d'Ivoire     Malawi            Senegal
Djibouti          Mali              Sierra

IBM CENTRAL EUROPE AND RUSSIA

Albania                 Croatia                 Kirghizia         Russia
Armenia                 Czech Republic          Moldavia          Slovakia
Azerbaijan
Belarus                 Georgia                 Poland            Slovenia
                                                                  Tajikistan
                                                                  Turkmenistan
Bosnia-Hercegovina      Hungary                 Romania           Ukraine
                                                                  Uzbekistan
Bulgaria                Kazakhstan                                FR Yugoslavia
Former Yugoslav Republic of Macedonia-FYROM

WESTERN EUROPE

Austria                 Germany                 Luxembourg        Sweden
Belgium                 Greece                  Netherlands       Switzerland
Denmark                 Iceland                 Norway            United Kingdom
Finland                 Ireland                 Portugal
France                  Italy                   Spain


BXGT-02-00  11/98                Page 13 of 25

EMEA

The following terms apply to all countries in EMEA:

Section 1- Definitions

Enterprise

The second sentence of the definition is not applicable.

Section 3- Our Relationship

The following replaces item 6 of the subsection entitled "Responsibilities":

we may withdraw a Product or Service from 1) a type of Business Partner or a method of distribution with six months notice, and 2) marketing at any time;

In the subsection entitled "Other Responsibilities":

      -     the following replaces item 3

-     to maintain the criteria we specify, if any, in the Exhibit;

      -     Item 4 is not applicable.

      -     in item 5, add at the end of the first sentence: "or in writing"

the following replaces item 8:

to promptly provide us with documents we may require from you or the End User (for example, our license agreement signed by the End User and you) when applicable;

Section 15- Geographic Scope

The terms of this section are not applicable.

The following terms apply to the countries in EMEA, as noted:

The following terms apply to Western Europe:

Section 1- Definitions

Add the following definition:

Western Europe is the following countries:

Austria                 Germany                 Luxembourg        Sweden
Belgium                 Greece                  Netherlands       Switzerland
Denmark                 Iceland                 Norway            United Kingdom
Finland                 Ireland                 Portugal
France                  Italy                   Spain

The following terms apply to all countries in EMEA except Austria, Germany, Italy, South Africa and Switzerland, and the countries of Central Europe and
Russia:

Section 3- Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities";

that we may use data about your organization, including your addresses, contact names revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.


BXGT-02-00  11/98                Page 14 of 25

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 10- Trademarks

The following terms of the TRADEMARKS Section apply to the countries in EMEA, as noted:

The following terms apply to all countries in Western Europe:

The following replaces item 1 in the first paragraph;

within Western Europe;

The following terms apply to the Republic of South Africa, Namibia, Swaziland and Lesotho:

The following replaces item 1 in the first paragraph;

in the Republic of South Africa, Namibia, Swaziland and Lesotho;

The following terms apply to all countries in Central Europe and Russia, except Czech Republic:

The following replaces item 1 in the first paragraph:

within your applicable Territory.

The following terms apply to all other countries in EMEA:

The following replaces item 1 in the first paragraph:

within (country name);

The following terms apply to the specific countries in EMEA, as noted:

AFRICAN COUNTRIES

The following terms apply to the following African countries:

Algeria, Benin, Burkina Paso, Cameroon, Cape Verde, Central African Republic, Chad, Congo, Djibouti, D.R. of Congo, Equatorial Guinea, Gabon, Gambia, Guinea, Guinee Bissau, Ivory Coast, Mali, Mauritania, Morocco, Niger, Senegal, Togo, and Tunisia.

Section 16- Governing Law

The following replaces the entire section:

The laws of France govern this Agreement.

The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

All disputes arising out of this Agreement or relating to its violation or execution, shall be settled by the Commercial Courts of Paris even in matters concerning multiple parties or impleader actions or emergency protective actions in summary proceedings or on ex parte motion,

AUSTRIA

Section 3- Our Relationship


BXGT-02-00  11/98                Page 15 of 25

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your customer's data), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 9- Liability

The following replaces item 4 in the subsection entitled "Our Liability":

the amount of any other actual direct loss or damage arising from our slight negligence in case of the violation of essential contractual terms or breach of this Agreement, up to the greater of ATS 1,500,000 or the charges for the Product that is the subject of the claim. This limitation does not apply to damages caused by us with fraud or gross negligence and for express warranty.

Section 16- Governing Law

The following replaces the first paragraph in this Section:

This Agreement is governed by the substantive laws of Austria.

CENTRAL AFRICA

The following terms apply to all countries in Central Africa:

Section 9- Liability

The following replaces item 4 in the subsection entitled "Our Liability":

the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement up to the charges for the Product or Service that is the subject of the claim.

CENTRAL EUROPE AND RUSSIA

The following terms apply to all countries in Central Europe and Russia except Czech Republic:

Section 1- Definitions

Add the following at the end of the definition of "Service":

Any reference to IBM with regard to Service shall mean the respective local IBM Company to which such part of the Agreement has been assigned.

Section 2- Agreement Structure and Contract Duration

Add the following as a new paragraph before the subsection entitled "Pro files":

IBM World Trade Corporation's signature may be replaced by a written confirmation by IBM Central Europe and Russia Inc. or the relevant IBM country organization, that IBM World Trade Corporation has accepted the subject Agreement or other documents as applicable.

The following replaces the terms of the subsection entitled "Our Acceptance of Your Order":


BXGT-02-00  11/98                Page 16 of 25

Products and Services become subject to this Agreement when we accept your order by confirming our acceptance of your order in writing, but no later than when the Products or Services are provided to you.

Section 3- Our Relationship

In the subsection entitled "Responsibilities":

Add the following as the second sentence of item 3:

However, you agree that IBM may disclose the terms of the Agreement and submit relevant documents to a financial institution under a non-disclosure obligation if you request deviations from the pre-payment terms. For this purpose, such information shall not be considered confidential even if so marked.

In item 8 replace the words "local law" with "applicable law".

The following is added to Item 11:

IBM reserves the right to have this Agreement or any part thereof performed by another IBM organization or designee. The names of the local IBM organizations and designees are provided in the operations guide.

Add the following as the last items in the Section:

14. IBM's or its designee's performance under this Agreement is subject to export licensing, and that such licensing is beyond IBM's control and that IBM does not assume any responsibility for it. You agree to provide any information necessary to apply for such approvals and to comply with all conditions of such approvals.

Notwithstanding the definition of your authorization to market Products and Services, you should be aware that export, relocation or re-direction of Products and Services and related items is subject to regulations, for example, of the country of installation, the United States of America and the original country of export, and may be prohibited by law. It is your responsibility to comply with any such regulations and to obtain all necessary licenses as applicable.

We may terminate this Agreement on written notice if we have reason to believe that you have violated these terms or that such violation is likely to occur;

15. IBM will make any payments under this Agreement at its election in U.S. dollars or in the local currency of the country in which the responsibilities have been performed, based on the official exchange rate on the date of payment, to your bank account held in your name in the country in which the responsibilities have been performed or in which you are located.

Add the following as the last item in the subsection entitled "Other Responsibilities":

that, to the extent permitted by applicable law, we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties. Including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 16- Governing Law


BXGT-02-00  11/98                Page 17 of 25

Change the title of the "Governing Law" section to "Governing Law and Arbitration/Jurisdiction".

The following replaces the first paragraph in this Section:

All disputes arising out of this Agreement or related to its violation, termination or nullity shall be finally settled under Rules of Arbitration and Conciliation of the Federal Economic Chamber in Vienna (Vienna Rules) by three arbitrators appointed in accordance with these rules. The arbitration shall be held in Vienna, Austria and the official language of the proceedings shall be English. The decision of the arbitrators shall be final and binding upon both parties and therefore the parties pursuant to paragraph 598 (2) of the Austrian Code of Civil Procedure expressly waive the application of paragraph 595 (1) Figure 7 of the said code. The clause set forth above shall, however, in no way limit IBM's right to institute proceedings in any competent court.

This Agreement is governed by the substantive laws of Austria exclusive or its conflict of laws provisions.

CZECH REPUBLIC

Section 3. Our Relationship

Add the following as the last item in the subsection entitled "Other Responsibilities":

that, to the extent permitted by applicable law, we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 18- Governing Law

Add the following as the second paragraph of this Section:

All disputes arising out of this Agreement or related to its violation, termination or nullity shall be finally settled by Commercial Court in Prague.

ESTONIA

Section 15- Governing Law The following replaces the first paragraph of this
Section:

All disputes arising in conjunction with this Agreement shall be settled in arbitration. Each party shall appoint an arbitrator and the parties shall jointly appoint the Chairman. If the parties can not agree on who the Chairman will be, then the Central Chamber of Commerce in Helsinki will appoint the Chairman. In arbitration, the Law on Arbitration will be binding. The arbitrators shall come together in Helsinki.

Finnish law will apply.

FRANCE

Section 16- Governing Law

Add the following as the second paragraph of this Section:


BXGT-02-00  11/98                Page 18 of 25

All disputes arising out of this Agreement or related to its violation or execution, including summary proceedings, shall be settled exclusively by the Commercial Court of Paris.

GERMANY

Section 1- Definitions

Add the following at the end of the definition of End User:

The End User may also be a lessor when it finances Products for use by a designated End User and a Certification is signed by the lessor and the designated End User.

Section 3- Our Relationship

Add the following to the beginning of item 5 in the subsection entitled "Other Responsibilities":

notwithstanding the regulations set forth in 354a HGB.

Add the following in bold typeface, as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement including personal data (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 9- Liability

The following replaces item 4 in the subsection entitled "Our Liability":

The amount of any other actual direct loss or damage arising from our slight negligence in case of the violation of essential contractual terms or breach of this Agreement, up to the greater of DM 1.000.000 or the charges for the Product that is the subject of the claim. This limitation does not apply to damages caused by us with fraud or gross negligence and for express warranty.

IRELAND

Section 9- Liability

The following replaces the fourth item in the subsection entitled "Our
Liability":

The amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement up to the greater of U.S. $100,000 (or equivalent) or 125% of the charges for the Product or Service that is the subject of the claim.

Add the following as the last item in the subsection entitled "Items for Which We Are Not Responsible":

except as expressly provided in these terms and Section 12 of the Sale of Goods Act 1893 as amended by (Section 39 of) the Sale of Goods and Supply of Services Act 1980, all conditions and warranties (express or implied, statutory or otherwise) are excluded, including without limitation any warranties implied by the Sale of Goods Act 1893 as amended by the Sale of Goods and Supply of Services Act 1980.


BXGT-02-00  11/98                Page 19 of 25

ITALY

Section 2- Agreement Structure and Contract Duration

Add the following as the last paragraph of the subsection entitled "Acceptance of the Terms in a Transaction Document":

You must give your express acceptance of specific clauses.

Section 3- Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your customers data), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 7- Production Status

The following replaces the first sentence:

Each IBM Machine is manufactured from new parts, or new and recycled parts.

Section 9- Liability

The following replaces, in its entirety, the subsection entitled "Our
Liability":

Unless otherwise provided by mandatory law, we are liable only for:

1.    payments referred to in the "Patents and Copyrights" section above;

2. damages for bodily injury (including death) and damage to real property and tangible personal property caused solely by our negligence; and

3. as to any other actual loss or damage arising in all situations involving non-performance by us pursuant to, or in any way related to, the subject matter of this Agreement, our liability will be limited to the total amount you paid for the Product or Service that is the subject of the claim. For purposes of this Item, the term "Product" includes Licensed internal Code and Materials.

      This limit also applies to any of our subcontractors and Program developers. It is the maximum for which we and our subcontractors and Program developers are collectively responsible.

The following replaces in its entirety the terms in the subsection entitled "Items for Which We Are Not Liable":

Unless otherwise provided by mandatory law, we, our subcontractors and our Program developers are not liable for any of the following:

1. third party claims against you for damages (other than those under the first two items above in the subsection entitled "Our Liability"):

2.    loss of, or damage to, your records or data; or

3.    indirect damages, even if we are informed of their possibility.

Section 16- Governing Law


BXGT-02-00  11/98                Page 20 of 25

Add the following as the second paragraph in this Section:

All disputes arising out of this Agreement or related to its violation and execution shall be exclusively settled by the court of Milan.

LATVIA

Section 16- Governing Law

The following replaces the first paragraph in this Section:

All disputes arising in conjunction with this Agreement shall be settled in arbitration. Each party shall appoint an arbitrator and the parties shall jointly appoint the Chairman. If the parties can not agree on who the Chairman will be, then the Central Chamber of Commerce in Helsinki will appoint the Chairman. In arbitration, the Law on Arbitration will be binding. The arbitrators shall come together in Helsinki.

Finnish law will apply.

LITHUANIA

Section 16- Governing Law

The following replaces the first paragraph in this Section:

All disputes arising in conjunction with this Agreement shall be settled in arbitration. Each party shall appoint an arbitrator and the parties shall jointly appoint the Chairman. If the parties can not agree on who the Chairman will be, then the Central Chamber of Commerce in Helsinki will appoint the Chairman. In arbitration, the Law on Arbitration will be binding. The arbitrators shall come together in Helsinki.

Finnish law will apply.

SOUTH AFRICA

Section 3- Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your customer's data), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 9- Liability

The following replaces item 4 in the subsection entitled "Our Liability":

the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement, up to the charges for the Product or Service that is the subject of the claim.

SPAIN


BXGT-02-00  11/98                Page 21 of 25

Section 2- Agreement Structure and Contract Duration

The following replaces the last sentence in the subsection entitled "Contract Duration":

You are responsible to provide us with three months' written notice if you will not be renewing this Agreement. We are responsible to provide you with six months' written notice if we will not be renewing this Agreement.

SWITZERLAND

Section 3- Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your customer's date), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

TURKIYE

Section 3- Our Relationship

The following replaces the last item in the subsection entitled
"Responsibilities":

each of us will comply with all laws and regulations (such as the provisions of the Consumer Protection Law and all related communiques).

Section 7- Production Status

The following replaces the terms in the Section:

IBM fulfills Customer orders for IBM Machines as newly manufactured in accordance with IBM's production standards.

Section 15.. Governing Law

Add the following as the second paragraph in this Section:

All conflicts arising from this Agreement will be finally settled by the Courts of Commerce and Execution Offices of the Main Courthouse of Istanbul (Sultanahmet).

UNITED KINGDOM

Section 9- Liability

The following replaces item 4 in the subsection entitled "Our Liability":

the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement up to the greater of U.S. $100,000 (or equivalent) or 125% of the charges for the Product or Service that is the subject of the claim.


BXGT-02-00  11/98                Page 22 of 25

Add the following as item 5 in the subsection entitled "Our Liability":

any breach of the obligations implied by Section 12 of the Sales of Goods Act 1979 or Section 2 of the Supply of Goods and Services Act 1982.

LATIN AMERICA

Listings of the countries and groups of countries follow:

Brazil
Costa Rica
Dominican Republic*
El Salvador*
Guatemala*
Honduras'
Mexico
Nicaragua*
Panama*

            Andean

            Bolivia
            Colombia
            Ecuador
            Peru
            Venezuela

                        Latin America South

                        Argentina
                        Chile
                        Paraguay
                        Uruguay

(*) This country is covered by General Business Machines (GBM) and not by IBM locally.

The following terms apply to all countries in Latin America:

Section 2- Agreement Structure and Contract Duration

The following term replaces Item 1 in the subsection entitled "Conflicting
Terms"

a transaction document if it is a signed document, prevails over those of all the documents;

The following terms apply in the specific country in Latin America, as noted:

COLOMBIA

Section 1- Definitions

Add the following at the end of the End User definition:

and who is not on the Colombia Denial List.

NORTH AMERICA

Listing of the countries and group of countries follows:

CANADA

CARIBBEAN NORTH DISTRICT


BXGT-02-00  11/98                Page 23 of 25

Bahamas and its sales territories of:
  Turks and Caicos Islands

Barbados and its sales territories of:
  Antigua Dominica, Grenada, St Kitts, St Lucia and Tortolla

Bermuda

Jamaica and its sales territory of:
  Cayman Islands

Netherlands Antilles and its sales territories of:
  St. Maarten, Bonaire and Aruba

Suriname

Trinidad and its sales territory of:
  Guyana

UNITED STATES OF AMERICA

The following terms apply to Canada and the United States of America:

Section 12- Internal Use Products

The following replaces the second sentence in the second paragraph in this
Section:

Such Products do not count, unless we specify otherwise in the Exhibit, toward
1) your minimum annual attainment, 2) determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

Section 13- Demonstration, Development and Evaluation Products:

Add the following as the third sentence in the first paragraph in this Section;

Additionally, such Products do not count, unless we specify otherwise in the Exhibit, toward 1) your minimum annual attainment, 2) determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

The following terms apply in the specific country in North America. as noted;

CANADA

Section 9- Liability

The following replaces items 2, 3 and 4 in the subsection entitled "Our Liability":

2) bodily injury (including death), and damage to real property and tangible personal property caused by our negligence: and

3) the amount of any other actual direct damage arising from our negligence or breach of this Agreement, including fundamental breach, tort or our misrepresentation, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product or Service that is the subject of the claim.

The following replaces item 1 the subsection entitled "Items for Which We Are Not Liable":

1) third-party claims against you for damages (other than those under the first two items above in the subsection entitled `Our Liability'):"

Section 16- Governing Law

The following replaces the first paragraph in this Section:

The laws of the Province of Ontario govern this Agreement.


BXGT-02-00  11/98                Page 24 of 25

CARIBBEAN NORTH DISTRICT

Section 9 - Liability

The following replaces items 2, 3 and 4 in the subsection entitled "Our Liability":

2) bodily injury (including death), and damage to real property and tangible personal property caused by our negligence; and

3) the amount of any other actual direct damage arising from our negligence or breach of this Agreement, including fundamental breach, tort or our misrepresentation, up to the greater of US $100,000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

The following replaces item 1 in the subsection entitled "Items for Which We Are Not Liable":

1) third-party claims against you for damages (other than those under the first two items above in the subsection entitled `Our Liability');"

UNITED STATES OF AMERICA

Section 9- Liability

The following replaces items 2, 3 and 4 in the subsection entitled "Our Liability":

2) bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

3) the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product or Service that is the subject of the claim.

The following replaces Item 1 in the subsection entitled "Items for Which We Are Not Liable":

1) third-party claims against you for damages (other than those under the first two items above in the subsection entitled `Our Liability');"

Section 16- Governing Law

The following replaces the first paragraph in this Section:

The laws of the State of New York govern this Agreement.


BXGT-02-00  11/98                Page 25 of 25

International Business Partner Agreement                              [IBM LOGO]
Attachment for Consolidated Statement

--------------------------------------------------------------------------------

1.    Description

      The IBM Lead Company ("we") will provide to the Business Partner Lead Company ("you") a consolidation of your Invoices and those of your local Business Partner Companies and others we approve (for the purpose of this Attachment, collectively referred to as "Business Partner Companies") into a single billing statement (called a "Consolidated Statement"). The local IBM Companies also will send invoices to you or, at your request, to the applicable local Business Partner Companies. There is no charge for the Consolidated Statement Service.

2.    Your Responsibilities

      You agree to:

      1. give us the names and addresses of your Business Partner Companies that will be included in the Consolidated Statement;

      2. notify your Business Partner Companies that you are receiving this Service and ensure that they have a copy of the IBM Business Partner Agreement, or any equivalent agreement, that has been signed by you and us;

--------------------------------------------------------------------------------

Each of us agrees that the complete agreement between us about this transaction consists of 1) this Attachment, any other applicable Attachments and Transaction Documents, and 3) the IBM Business Partner Agreement (or any equivalent agreement signed by both of us).

Agreed to: (Business Partner Lead Company name)
StarMedia Network Inc.

By: /s/ Betsy Scolnik
    ------------------------
      Authorized Signature
Name (type or print):
Date:
Agreement Number:
Business Partner Lead Company number:
Business Partner Lead Company address:
29 W 36th Street
New York, NY 10016

Agreed to: (IBM Lead Company name)
International Business Machines Corporation

By: /s/ R.L. Dudley
    ------------------------
      Authorized Signature
Name (type or print):
Date:
Attachment number:

IBM Lead Company address:
3405 W. Dr. M. L. King, Jr. Blvd.
Tampa, FL 33607
Attention:  Order Fulfillment Services

--------------------------------------------------------------------------------
          After signing, please return a copy of this Agreement to the
                     "IBM Lead Company address" shown above.
--------------------------------------------------------------------------------


3/99                               Page 1 of 3

      3. comply with the applicable terms we provide to you covering invoices you will pay on behalf of organizations outside your Enterprise that you desire to be included in your Consolidated Statement;

      4. let us know which currency you want to use to pay the amount invoiced to you in your Consolidated Statement. Your currency of choice is subject to our approval. The approved currency will be specified in the Consolidated Statement. It is the only currency you may use to make payment under these terms;

      5.    pay the following by wire (electronic transfer) --

            a. undisputed amounts specified in the Consolidated Statement. Payment must be made to the bank we designate. You must notify the responsible IBM Lead Company coordinator of any disputed items in an invoice. The IBM Lead Company coordinator is identified on each Consolidated Statement;
            b. the late payment fee described in section 3, if applicable. You will not be responsible for payment of late payment fees on reasonably disputed items; and
            c. any banking fees related to your use of this Service, including any foreign exchange losses suffered by us due to your fault: and

      6.    verify that this Service is adequate to meet your needs.

3.    Overdue Payments

      Your account will be overdue unless you have paid the full amount specified in your Consolidated Statement within 30 days after the statement date. When your account becomes overdue, and for each 30 day period thereafter, we will charge you a late payment fee equal to 1 1/2% of the unpaid balance. If payment has not been received within 90 days after the statement date, we will:

      1. suspend Invoice consolidation and send unpaid current invoices and all future invoices to your local Business Partner Companies, who will be responsible to pay the invoices upon receipt; and

      2. keep open unpaid outstanding Consolidated Statements until payment has been received by our facilitator bank.

      When all outstanding amounts due from you and your Business Partner Companies have been paid, we will reactivate the Consolidated Statement Service. However, if any Consolidated Statement is not fully paid after six months, we will immediately terminate the Consolidated Statement Service and you will be responsible for the charges associated with our then canceling outstanding Consolidated Statements with our facilitator bank. Upon cancellation of a Consolidated Statement, we will refer unpaid balances to the applicable local IBM Companies for collection under their terms.

4.    Credits and Adjustments

      Credit entries referring to a previous month's invoice will be converted to the single currency specified in the Consolidated Statement, using the current month's foreign exchange rate, not the foreign exchange rate in effect for the previous month. Invoices received prior to the consolidation date from a local IBM Company will be included in your monthly consolidated statement. Invoices received after the consolidation date will be included in the next month's Consolidated Statement.

5.    Termination

      You may terminate this Attachment and discontinue your use of the Service provided under this Attachment, at the end of any month, by giving one month's written notice to us.


3/99                               Page 2 of 3

      We may terminate this Attachment and discontinue the provision of the Service provided under this Attachment upon three months' written notice to you, and for late payment as described in section 3 above.

      Your obligation to pay in full to us certain charges (for example, applicable late fees) will survive the termination of this Attachment or a Consolidated Statement. If applicable, we will inform you of the charges you are required to pay.


3/99                               Page 3 of 3

[IBM LOGO]  Business Partner Agreement
            Statement of Work for Custom Solution

--------------------------------------------------------------------------------

1.    Term

      This Statement of Work for Custom Solution ("SOW") began upon execution of the Letter of Authorization to Begin Services between IBM and StarMedia Networks, dated February 10, 1999, ("Start Date") and shall end concurrently with the term of your IBM Business Partner Agreement.

2.    Definitions

      a. "Dialer and Registration Client program" (DRC) shall mean the IBM owned interactive, communication driven, event-oriented code, including enhancements and maintenance modifications thereto, which provides automated dialer, setup and help screen function to the branded Internet access that will be provided to StarMedia Network for access to the IBM network and/or IBM Global Network.
      b. "StarMedia-branded" shall mean products or services bearing or reflecting the trademarks or service marks of StarMedia Network.
      c. "Enhancements" shall mean any changes or additions to the DRC and related documentation, including new releases or updates and all local versions, that improve function, add new function, or improve performance by changes in system design or coding.
      d. "Internet Access Kit" shall mean packaging material, documentation supplied with and/or containing the DRC customized for StarMedia Network, StarMedia Network and third party trademarks or service marks required by all parties.

--------------------------------------------------------------------------------

Each of us agrees that the complete agreement between us about this transaction consists of 1) this Statement of Work, 2) the IBM Business Partner Agreement and its applicable Attachments (or any equivalent agreement signed by both or us), and 3) other applicable Transaction Documents.

Agreed to

StarMedia Network Inc.

By: /s/ Betsy Scolnik
    ------------------------
      Authorized Signature
Name(type or print): Betsy Scalnik
Date: 3/31/99
Enterprise number:

Business Partner address:
29 W. 36th Street
New York, NY 10018

Agreed to:

International Business Machines Corporation

By: /s/ R.L. Dudley
    ------------------------
      Authorized Signature
Name(type or print): R.L. Dudley
Date: 4-1-99
Agreement number:
Custom Solution number:
IBM Office address:
3405 W. Dr. M. L. King, Jr. Blvd.
Tampa, FL 33607
Attention:  Order Fulfillment Services

--------------------------------------------------------------------------------
          After signing, please return a copy of this Statement of Work to the IBM Office address above.
--------------------------------------------------------------------------------


March 31, 1999                                                       Page 1 of 6

3.    Description

      IBM will provide to you, as a Service ("Custom Solution"), a package of programs ("Internet Access Kit" or "IAK") that you will remarket to your End Users for accessing the Internet through the IBM Internet Connection Service. End Users install the IAK on personal computers that they provide. We assist End Users with installing the IAK and registering and connecting to your service. We will customize the IAK program (for example, to access a World Wide Web home page of your choice) and the packaging of the IAK (for example, to identify your company). We provide an Internet electronic mailbox for each registered User Identification.

      Each End User will contract with you via an Agreement for Access to Internet Services and its associated fee schedule that appear when the End User initially installs the IAK and registers for the Service and which the End User accepts by using the Service. We will charge the End User for IBM Internet Connection Service usage by invoicing a credit card number that the End User provides us during registration.

      An End User of the IBM Internet Connection Service may access a range of Internet applications and utilities such as e-mail, news groups and the World Wide Web. Some of the networks through which an End User may access the Internet will be neither owned nor under the control of IBM. We provide the entry point through which the End User may access these other networks and the Internet.

      End Users that register for your Internet Connection Service will be identified with a unique identification code ("Offer Code") we assign to you. This Offer Code enables us to recognize the IAKs you distribute.

      IBM does not provide any information or data content hosting services to you under this SOW and assumes no liability for data or information you may provide to End Users of the IAK or others.

      Neither party makes any representations, or assumes or creates any obligations, on behalf of the other.

      3.1   IAK Components

      The IAK consists of:

      1.    the following programs and documentation on CD-ROM media:
            a.    an IBM Dialer and Registration Client program ("DRC"),
            b. a third party Transmission Control Protocol/Internet Protocol ("TCP/IP") program,
            c. a third party World Wide Web browser program, either Microsoft Internet Explorer or Netscape Navigator as selected by StarMedia Network, including an integrated e-mail program, and
            d.    files containing an online user's installation guide; and

      2. the following hard copy documents:
            a. an IBM Program License Agreement for the IAK branded for StarMedia Network; and
            b. End User instructions for Installing the IAK branded for StarMedia Network, registering for the Service, and requesting assistance from IBM.

      The DRC provides:

      1. dialing to the IBM Internet Connection Service. End Users can dial any access number provided by IBM Global Services. End Users are responsible for selecting their initial dial access number during registration. End Users may subsequently change their dial access number; and

      2. End User registration to the IBM Internet Connection Service. This includes presenting the End User with the Agreement for StarMedia Network Access to Internet Services, which contains the terms for use of the IBM Internet Connection Service, and a fee schedule specifying the charges


March 31, 1999                                                       Page 2 of 6
            for the IBM Internet Connection Service usage. StarMedia Network may include customized header and trailer text around IBM'S standard service agreement and licensing terms.

      The IAK Is provided for installation on personal computers running Windows(R) 3.1, Windows(R) 95, Windows(R) 98, or Windows(R) NT 4.0 with Service Pack 3 only, and Apple(R) Macintosh. We license TCP/IP programs, World Wide Web browser programs, and e-mail programs from third party providers, and we provide them in the IAK as a convenience to End Users.

      IBM (or its licensors) retains all title and ownership of the IAK; the individual programs in the IAK; and any fixes, updates, enhancements or revisions thereto. IBM reserves the right to change the program components of the AK without notice to you. You or any other party shall have no right to modify the IAK or to create derivative works thereof You agree not to:

      1. reverse assemble, reverse compile, or translate the AK programs except as permitted bylaw without the possibility of contractual waiver;
      2. transfer, rent, lease, or assign the IAK programs, or any copy of them, except as specifically set forth herein; and
      3. modify, patch, alter, or otherwise change the IAK programs, except as specifically set forth herein

      You agree not to alter the terms of the IBM Program License Agreement, the Agreement for IBM Global Network Access to Internet Services, and its associated fee schedule, except by adding a customized header and trailer to which we mutually agree.

      THE SERVICE AND ANY PROGRAM OR PRODUCT WE PROVIDE TO YOU AS PART OF THE SERVICE ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WE AND OUR LICENSORS DO NOT WARRANT THAT THE SERVICE OR ANY PROGRAM OR PRODUCT WE PROVIDE WILL MEET YOUR REQUIREMENTS OR THE REQUIREMENTS OF THE END USERS, OR THAT THEIR OPERATION WILL BE UNINTERRUPTED OR ERROR-FREE. IN ADDITION, WE DO NOT WARRANT THAT THE SERVICE OR ANY PROGRAM OR PRODUCT WE PROVIDE TO YOU AS PART OF THE SERVICE IS CAPABLE OF CORRECTLY TRANSMITTING, PROCESSING, PROVIDING AND/OR RECEIVING DATE DATA WITHIN AND BETWEEN THE TWENTIETH AND TWENTY-FIRST CENTURIES.

      3.2   Traveling User Support

      Traveling User Support is intended for incidental travel usage and not to be used for longer than thirty consecutive days or for more than ninety nonconsecutive days in a year. Traveling User Support is provided under the terms and conditions of the IBM Global Services local country network services provider. End Users who use the IAK and the IBM Internet Connection Service to access the Internet from countries other than the United States are responsible for complying with all applicable laws, including (but not limited to) all matters related to the import and export of technical data, computer equipment, and software. End Users are responsible for local country dial telephone access charges as applicable,

      3.3   IAK Program Customization

      We will provide you with a copy of the "Customizing the IBM Internet Connection" document, which specifies the guidelines for customization of the IAK programs. At your request, we will customize the programs to meet your requirements subject to these guidelines. IBM agrees that we will customize the IAK Programs so the entire End User interface shall be in Spanish or Portuguese languages, depending on the local native language.


March 31, 1999                                                       Page 3 of 6

      3.4   IAK Packaging Customization

      StarMedia Network shall have the right to distribute the IAK to personal computer manufacturers and vendors.

      We will provide you a copy of the "IBM Internet Connection Packaging Guidelines" document, and all customized packaging shall be in strict accordance with this document and this Section 3.4. At your request, we will customize the packaging to meet your requirements subject to these guidelines. You agree to provide IBM a sample or representative mockup of your desired IAK package. CD-ROM labels, and flyers and/or hard copy inserts for our review and you agree to make changes that IBM may request before distributing the AK.

      Only StarMedia Network's branding and branding of third parties designated by StarMedia Network will appear on the IAK shipping package, CD-ROM, installation screens; registration; icon and program group names: default installation directory; dialer message screens during installation and documentation; marketing materials, press releases, promotional or sales presentations; and in advertising, (collectively "Marketing Materials") Some IBM and third party trademarks, service marks, and logos may be necessary on the packaging to refer to product content, as opposed to branding. Each party acknowledges the other party's rights in and to their respective trademarks, service marks. logos, and other proprietary marks (collectively "Marks"). Nothing in this SOW shall be construed to grant either party any rights in or to the other party's Marks.

      Each party shall use its specific trademark(s), trade name(s) and product name(s) (designated as either "IBM Marks" (which shall include third party Marks licensed to IBM) or "Your Marks") as mutually agreed between the parties from time to time in conjunction with the advertising and marketing of the IAK and the IBM Service. Each party shall be responsible for determining the artwork and communication standards related to the use of its Marks. The parties shall mutually review and comment on any proposed Marketing Materials which reference its Marks and take reasonable steps (at such part/s sole expense) to modify such Marketing Materials if necessary. Each party must obtain written approval from the other in order to use the other's Marks.

      The use of each party's Marks shall comply with any local laws or customs. Any goodwill generated by the use of the IBM Marks shall accrue to the sole benefit of IBM or its licensors, as the case may be. Any goodwill generated by the use of Your Marks shall accrue to your sole benefit. Neither party nor its successors in interest shall (or shall cause others to) challenge, file suit, or initiate proceedings, or contest in any manner the other party's ownership rights or rights to use such party's Marks to identify any goods of such party.

      The owner or licensor of the Mark may discontinue the use of any or all of its Marks on any Marketing Materials or the like if the other party fails to abide by the conditions set forth herein, or if the owner or licensor of the Mark is threatened with a claim of infringement by a third party relating to the use of such Mark.

      Neither party shall disclose, publish or release any advertising, publicity, press release or the like which references the other party's name or Marks, without the prior written approval of the other party.

      3.5   IAK Indemnification

      Notwithstanding anything to the contrary, IBM shall indemnify, defend, and hold you and your directors, officers, and employees harmless from and against any claim or action and expenses (including reasonable attorney's fees and court costs) arising out of your marketing of the DRC where it is alleged that the DRC contains defects or the DRC or IBM Marks infringe on any US copyright trademark, trade secret, patent, or any other proprietary right protected under US law of any third party or where IBM has misrepresented the capabilities of the DRC. Such indemnification shall be predicated upon your providing IBM with prompt written notice of any such claim; your providing all reasonable assistance and cooperation to IBM in its defense against such claim; IBM having control over the litigation,


March 31, 1999                                                       Page 4 of 6
      defense of such claim, and any settlement related thereto; and your not making any admission or taking any action which may be prejudicial to the defense of the claim or which may adversely affect IBM's ability to negotiate settlement to the claim.

      Notwithstanding the foregoing, IBM will have no liability under this Section for any claim or suit of copyright, trademark, trade secret, patent or other intellectual property right infringement to the extent such claim or suit is based upon the IAK programs (except as otherwise specifically set forth above relating to IBM's indemnification obligations for the DRC); the integration, combination, or modification of the DRC or IAK programs with any other programs or equipment not provided by IBM; or use of the DRC or IAK programs in a manner not intended by IBM or its licensors in the respective published specifications.

      Notwithstanding anything to the contrary, you shall indemnify, defend, and hold IBM and its licensors and their respective affiliates, directors, officers, and employees harmless from and against any claim or action and expenses (including reasonable attorney's fees and court costs) arising out of your marketing of the INC where it is alleged that you have misrepresented the capabilities of the IAK (including, but not limited to. the DRC and/or the IBM Service) or any other claim relating to your distribution of the IAK for which IBM is not otherwise liable hereunder. Such indemnification shall be predicated upon IBM providing you with prompt written notice of any such claim: IBM providing all reasonable assistance and cooperation to you in your defense against such claim; your having control over the litigation, defense of such claim, and any settlement related thereto; and IBM not making any admission or taking any action which may be prejudicial to the defense of the claim or which may adversely affect your ability to negotiate settlement to the claim,

      3.6   IAK Enhancements or Other Modifications

      IBM shall promptly notify StarMedia Networks of any proposed enhancements (other than bug fixes) not less than 45 days prior to such enhancements becoming available, and subject to StarMedia Network's consent, which consent shall not be unreasonably withheld or delayed, IBM shall include such enhancement in the IAK and notify StarMedia Network's End Users by e-mail of such enhancement, or such notification will be posted on StarMedia Network's Internet home page. IBM shall offer such enhancements or other modifications (1) if provided to other similar regular customers of IBM at no additional charge, then at no additional charge to you, and/or your End Users, or (2) if provided to other users at an additional charge, then at an additional charge to you and/or your End Users, such charge not to exceed the additional charge that IBM charges to other similar End Users. Such enhancements shall automatically become a part of the IAK.

      3.7   Registration

      Each End User is responsible for complying with all applicable terms and conditions, including but not limited to, payment of all applicable charges. During registration, each End User will be asked to provide, among other information, your Offer Code and their credit card number to which charges will be invoiced.

      3.8   Ordering the IAK

      When you place your order for this Custom Solution, specify that you are using the "Bulk order option." You must order the IAK in minimum order quantities of 100,000 with the lead times specified in the table below. IBM grants you the right to distribute to your End Users these IAKs only in the countries specified in your Solution Provider Profile, Nothing herein shall be deemed to grant you a license to distribute any program in the IAK separately or otherwise unbundle the IAK. You are responsible for the distribution of the IAK and for all costs associated with the distribution of the IAK.

--------------------------------------------------------------------------------
           IAK Order Quantity            Minimum Lead Order Time
--------------------------------------------------------------------------------
100,000 - 499,999                               2 weeks
--------------------------------------------------------------------------------
500,000 - 999,999                               3 weeks
--------------------------------------------------------------------------------
1,000,000 or greater                            4 weeks
--------------------------------------------------------------------------------


March 31, 1999                                                       Page 5 of 6

4.    Your Additional Responsibilities

      You agree:

      1. not to promote the use of applications involving the transmission of voice or fax with this Custom Solution. This does not apply to third party advertisements about their separate services that do not use this Custom Solution;

      2. to be responsible for invoicing and collection of any fees which you charge to users of the Internet who access your home page information and data content; and

      3. to be solely responsible for all support relating to the use of your home page information and data content and for ensuring that your information and data does not contain any data or information which violates any law or regulation.

5.    Charges

      5.1   IAK Customization and Updates
            You agree to pay:

            1. a $[****] one time charge for our customization of the IAK packaging and a $[****] one time charge for each artwork change you request after our initial production of the IAK packaging. This version will allow StarMedia Network to brand the IAK with its brand, graphics, trademarks and service marks or those of a third party designated by StarMedia Network, with the exception of trademarks, service marks required by our third party software providers. StarMedia Network is responsible for providing all artwork, graphics in accordance with "Customizing IBM Internet Connection Packaging Guidelines.
            2. a $[****] charge for each subsequent changes to the packaging, per occurrence;
            3. a $[****] one time charge for our customization of the IAK programs for each operating system client code based upon the parameters outlined in "Customizing IBM Internet Connection Service;" and
            4. a $[****] one time charge for any program customization you request after the completion of our initial program testing.

      5.2   CD-ROM Manufacturing

      You agree to pay $1.50 for each CD-ROM ordered under this Statement of Work for CD-ROM manufacturing. This charge does not include shipping costs, taxes, and broker's fees which will be mutually agreed upon by the parties and documented separately from this Statement of Work.

6.    Changes and Termination

      Changes to and termination of this SOW are subject to the terms of your IBM Business Partner Agreement.


March 31, 1999                                                       Page 6 of 6

**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

IBM Business Partner Agreement                                        [IBM LOGO]
International Attachment

--------------------------------------------------------------------------------

The terms at this Attachment are in addition to and prevail over the terms of the IBM Business Partner Agreement.

Under the terms of this Attachment, the Business Partner Lead Company agrees to coordinate the activities of its local Business Partner Companies, and the IBM Lead Company agrees to coordinate the activities of the local IBM organizations (local IBM Companies). All such local Business Partner Companies and local IBM Companies are specified in your Profile in the Schedule of Participating Local Companies. The IBM Lead Company may, through notice to the Business Partner Lead Company, terminate approval or any such local Business Partner Company.

The "Schedule of Local Participating Companies" identifies for each country the Local Business Partner Company and the Local IBM Company that are approved to transact under this Agreement For each such country 1) all references in the Agreement to "Country Name" are deemed to be the country associated with the two parties, 2) terms that are unique to such country are included in each of the Agreement's applicable documents, and 3) Products and Services acquired from the Local IBM Company may be marketed only in such country unless specified otherwise in this Agreement.

The Business Partner Lead Company will distribute copies of the Agreement (including this Attachment) to their local Business Partner Companies. The IBM Lead Company will distribute copies of the Agreement (including this Attachment) to their local IBM Companies. The local Business Partner Company and the local IBM Company will acknowledge between each other, written acceptance of the Agreement either by the initial order or Products and Services under this Agreement, or by other written confirmation.

As the Business Partner Lead Company, you warrant that, in accepting the terms of this Attachment, all your local Business Partner Companies are Related Companies.

The Agreement (including this Attachment, but not necessarily transaction documents and the Exhibit) is written in English.


BPIA-00  1/99  Draft 3          Page 1 of 1